As filed with the Securities and Exchange Commission on October 3, 2025

No. 333-258722

No. 811-23725

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 65	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 69	☒

Valkyrie ETF Trust II

(Exact Name of Registrant as Specified in Charter)

437 Madison Avenue
28th Floor

New York, New York 10022

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (615) 909-6421

Corporation Service Company.
251 Little Falls Drive
Wilmington, DE 19808

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

320 South Canal Street

Chicago, IL 60606

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 65

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for CoinShares Altcoins ETF (the "Fund")

Part B - Statement of Additional Information for CoinShares Altcoins ETF

Part C - Other Information

Signatures

PROSPECTUS

CoinShares Altcoins ETF
(Ticker: DIME)

October 3, 2025

CoinShares Altcoins ETF (the “Fund”), a series of Valkyrie ETF Trust II (the “Trust”), intends to list and principally trade its shares on The Nasdaq Stock Market LLC (the “Exchange”). Shares of the Fund may trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. The Fund issues and redeems shares at net asset value only in large blocks of shares called “Creation Units.”

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CoinShares Altcoins ETF

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Expense Waiver/Reimbursement(2)	(0.95)%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.00%

1.	Estimate based on the expenses the Fund expects to incur for the current fiscal year.
2.	Pursuant to an agreement with the Fund, the Fund’s investment adviser, Valkyrie Funds LLC (the “Adviser”), has voluntarily agreed to waive its management fee for the Fund on assets under management up to $1 billion through September 30, 2026, unless earlier amended or terminated by the Trust’s Board of Trustees on behalf of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$0	$208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing its assets primarily in publicly listed investment vehicles available on specified regulated equity markets that offer diversified exposure to a basket of digital assets that are alternatives to bitcoin and ethereum (“Altcoins”) and exclusive of Stablecoins (as defined below). Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in the securities of investment vehicles that offer exposure to the Altcoins that comprise the CoinShares-Compass Crypto Altcoin Index (the “Index”).

The Index is a diversified digital asset index which seeks to track the performance of a basket of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. “Layer 1 Digital Asset Protocols” refer to main blockchain networks, such as Solana, which encompass the core functionalities of a blockchain network, including consensus mechanisms, transaction validation and data storage. This is in contrast with “Layer 2 Digital Asset Protocols,” which operate on top of a Layer 1 Digital Asset Protocol to enhance scalability, speed, or functionality, but rely on the underlying Layer 1 network for security and final settlement. The Index is comprised of an equally weighted combination of the most representative and liquid Altcoins satisfying the Index’s eligibility requirements (the “Component Altcoins”). In order to obtain exposure to the Component Altcoins, the Fund will invest in the securities of: (i) exchange-traded products, exchange-traded notes (“ETNs”) or (ii) other exchange-traded pooled investment vehicles that are listed on registered U.S., Canadian, E.U., and U.K. securities exchanges that hold or are backed by such digital assets, are offered on a continuous basis, and are not registered nor required to be registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Altcoin ETPs”). The Fund expects that under normal circumstances it will invest in Altcoin ETPs to provide equally-weighted exposure to the Component Altcoins selected for inclusion in the Fund’s portfolio. As used in this Prospectus, the term Altcoins is exclusive of “Stablecoins,” which are digital assets designed to have a stable value over time as compared to typically volatile digital assets and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar.

The Fund will not invest directly in the Component Altcoins. In addition, because the Index is comprised of the Component Altcoins and the Fund will only invest in Altcoin ETPs under normal circumstances, the Fund cannot directly track the Index, and the Fund’s performance will be different than that of the Index.

The Index, which is administered by Compass Financial Technologies (the “Index Provider”) and rebalanced quarterly, selects its underlying constituents from a universe of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. The Index Provider is not affiliated with the Fund, Valkyrie Funds LLC (d/b/a CoinShares Valkyrie) (“CoinShares Valkyrie” or the “Adviser”), or Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”). On each day the Index is rebalanced (“Rebalancing Determination Date”), the Component Altcoins are established through the following steps:

1.	Select eligible Altcoins (“Eligible Underlying Components”) that meet the following criteria set forth by the governing body of the Index Provider (the “Steering Committee”):

a.	Must serve as an underlying asset of a physically backed exchange-traded product (“ETP”) or a derivative;

b.	Must trade in USD and have a value that is not pegged to a fiat currency or fiat stablecoin;

c.	Must have been traded on at least one eligible digital asset exchange (an “Eligible Exchange”) (as defined by the Steering Committee from time to time) for no less than three months;

d.	Must not, in the sole discretion of the Steering Committee, be a digital asset focused on privacy (e.g., Monero; ZCash; etc.);

e.	Must have no known security vulnerabilities, including critical bugs, undue exposure to 51% attacks, or other factors, as determined in the sole discretion of the Steering Committee;

f.	Must be supported by eligible custodians and market makers (each as determined by the Steering Committee from time to time); and

g.	Must have an existing Index Provider reference price available representing the Altcoin price.

2.	From this universe, the Steering Committee selects the most representative and liquid Eligible Underlying Components for inclusion as Component Altcoins in the Index. There is no minimum or maximum number of Eligible Underlying Components that may be selected for inclusion.

3.	The Component Altcoins are then equally weighted.

As of the date of this prospectus, the Index consisted of the following 10 Altcoins:

●	Avalanche (AVAX)

●	Aptos (APT)

●	Cardano (ADA)

●	Cosmos (ATOM)

●	Near Protocol (NEAR)

●	Polkadot (DOT)

●	SEI (SEI)

●	Solana (SOL)

●	SUI (SUI)

●	Toncoin (TON)

As noted above, the Index is rebalanced on a quarterly basis, so the Component Altcoins may vary from quarter to quarter and include Altcoins that were not part of the initial Index.

As of August 14, 2025, the Eligible Exchanges were:

●	Bitstamp

●	Bitfinex

●	Coinbase

●	Gemini

●	Kraken

●	LMAX

The Initial Index Altcoins.

Avalanche (AVAX)

Avalanche is a decentralized, open-source blockchain platform designed to support smart contracts (programs that automate agreements) and custom blockchain networks. It uses a consensus protocol to achieve high throughput and low latency, enabling the rapid settlement of transactions and the deployment of decentralized applications. Avalanche is compatible with the software made for Ethereum, facilitating interoperability with Ethereum-based applications.

AVAX has a hard-capped maximum supply of 720 million AVAX. At genesis, 360 million AVAX were minted and allocated across sales, founders, the foundation/ecosystem, and community programs pursuant to multi-year vesting schedules; the remaining 360 million AVAX are released over time as staking rewards to validators and delegators according to protocol parameters. All base fees on the X-, C-, and P-Chains and certain on-chain fees (for creating subnets, assets, and blockchains) are burned, permanently reducing supply; there is no fixed burn schedule, and the amount burned depends on network usage.

As of September 26, 2025, AVAX had approximately 457.28 million total supply outstanding and approximately 422.27 million circulating supply.

Aptos (APT)

Aptos is a blockchain developed with a focus on scalability, safety, and upgradeability. It utilizes the Move programming language, which is a secure, resource-oriented programming language originally developed by Meta for the Diem blockchain project and designed specifically for writing smart contracts and custom transaction logic on blockchains. APT supports high throughput and low-latency transactions by aiming to process many transactions quickly for various applications.

Aptos does not have a hard-capped maximum supply. At genesis, 1 billion APT was available, with 125 million APT available to support ecosystem projects, grants, and other community growth initiatives now and in the future for the Community category, 5,000,000 APT available initially to support the Aptos Foundation initiatives for the Foundation category, and 1/120 of the remaining tokens for the community and the Foundation are anticipated to unlock each month for the 10 years following launch. Aptos employs an inflationary model where new APT tokens are minted as rewards for network participants. This approach incentivizes validators and stakers to contribute to the network’s security and functionality. Investors and core contributors were subject to a four-year vesting schedule from mainnet launch. A portion of transaction fees are burned, introducing a deflationary aspect to the APT token economics, which can contribute to the token’s value over time.

As of September 26, 2025, APT had approximately 1.18 billion total supply outstanding and approximately 0.70 billion circulating supply.

Cardano (ADA)

Cardano is a decentralized, proof-of-stake blockchain platform that emphasizes academic research and peer-reviewed development. Built with a research-driven approach, Cardano aims to offer a secure and scalable platform for smart contracts and decentralized applications.

ADA has a hard-capped maximum supply of 45 billion ADA. At genesis, 31.11 billion ADA were minted and allocated across sales, founders, the foundation/ecosystem, and community programs.

The ADA token on Cardano’s network is primarily used for staking, where token holders can stake to validators operating on Cardano, fees, where decentralized applications can use ADA tokens to pay for transactions on Cardano’s network, and governance, where token holders who stake their ADA tokens will be able to participate in on-chain governance and vote on development proposals. The expansion rate of monetary expansion is currently set at 0.3%, which means that 0.3% of the reserve balance is released per epoch. That sets off an annual inflation of approximately 2.0%. Rate is non-linear; greater amounts of ADA are released during the first years of the network but will decrease over time. ADA does not have a burning mechanism, as the network has a fixed supply and no coin inflation.

As of September 26, 2025, ADA had approximately 44.99 billion total supply outstanding and approximately 35.80 billion circulating supply.

Cosmos (ATOM)

Cosmos is a decentralized network of independent blockchains designed to scale and interoperate with one another. It uses the Inter-Blockchain Communication protocol to enable communication across different blockchain networks. Its technology lets different chains send data and value across networks.

ATOM does not have a hard-capped maximum supply. The initial distribution of ATOM was structured to support the network’s development, growth, and decentralization with 5.08% of the total supply allocated to seed investors, 7.03% of the total supply allocated to strategic partners, and 67.9% allocated to public sales. Cosmos operates on a Proof of Stake (PoS) model where new ATOM tokens are created as staking rewards. This process is inherently inflationary as it increases the total supply of ATOM over time. The inflation rate is designed to encourage participation in the network’s security through staking. ATOM tokens are burned over time as a result of transaction activities, slashing in the case of improper acts by validators, and execution of certain governance proposals.

As of September 26, 2025, ATOM had approximately 469.68 million total supply outstanding and approximately 469.67 million circulating supply.

Near Protocol (NEAR)

Near Protocol is a blockchain designed to provide high-performance decentralized applications with fast, low transaction costs. It employs a sharded architecture (a system design where data or workloads are split into smaller, independent pieces called shards) and a developer-friendly environment to support scalability and usability.

NEAR does not have a hard-capped maximum supply. At genesis, 1 billion NEAR were minted and allocated across sales, founders, the foundation/ecosystem, and community programs. NEAR’s contract-based account model provides the flexibility that other chains only get from second layer components, allowing NEAR to consistently provide better native usability for developers, validators and end-users. NEAR launched its genesis (Phase 0) on April 22, 2020, became community-operated (Phase I) on September 24, 2020, and passed the decentralized vote to enable transfers on October 13, 2020 (Phase II). The vast majority of tokens are subject to linearly releasing lockups. These lockups are implemented as contract-based locks atop various accounts. Lockups are generally implemented in a linear, per-block fashion instead of in monthly chunks, though some might be implemented that way as well.

NEAR has an inflationary token supply model, with a 5 percent fixed annual inflation rate. From the newly issued tokens, 90 percent goes to validators as rewards for securing the network, while the remaining 10 percent is sent to the protocol treasury.

NEAR also implements a burning mechanism, where 70 percent of transaction fees are burned and permanently removed from the circulating supply. The remaining 30 percent is refunded to the contracts responsible for the transactions. This means that as the NEAR network grows in usage, the net issuance rate can become negative, creating a potential deflationary effect.

As of September 26, 2025, NEAR had approximately 1.27 billion total supply outstanding and approximately 1.24 billion circulating supply.

Polkadot (DOT)

Polkadot is a blockchain platform that enables interoperability between multiple specialized blockchains, known as parachains, which are secured by a shared relay chain. Polkadot’s architecture aims to facilitate scalability and secure cross-chain communication. DOT is used to connect parachains to the network.

On September 15, 2025, the DOT DAO announced that it had approved a hard-capped maximum supply of 2.1 billion after having no cap since inception. DOT is an inflationary token, which had previously set a fixed annual expansion of the token supply of 120,000,000 DOT, of which 15% goes to the treasury and 85% to stakers. The primary objective of inflation is to incentivize network participants through Nominated Proof of Stake (NPoS) and to grow the network through funding the on-chain treasury. The token inflation rate can be updated through on-chain governance based on thorough tokenomics research. DOT’s inflationary approach is deliberately paired with deflationary brakes. Any DOT left unspent in treasury proposals gets burned, and a portion can also be removed via “coretime” sales (the right to transact on Polkadot for a set period). Net inflation equals the 120 million new DOT minus whatever gets burned.

As of September 26, 2025, DOT had approximately 1.62 billion total supply outstanding and approximately 1.62 billion circulating supply.

SEI (SEI)

SEI is a blockchain designed for high performance trading applications, using a parallelized order matching engine to deliver low latency and high throughput for decentralized finance. Its native token, SEI, has a total supply of 10 billion SEI, a maximum supply of 10 billion SEI, and a circulating supply of approximately 6.12 billion as of September 2025.

SEI’s distribution includes approximately 20% allocated to the core development team and founders (subject to multi-year vesting with cliffs), 48% to the ecosystem reserve (including ecosystem incentives, grants, and community programs, with various vesting schedules), 20% to private sale investors (subject to vesting and lock-up periods), 9% to ongoing operations and development of the SEI network, and 3% to the launchpool (used for initial distribution on crypto exchanges. Vesting schedules typically include a 1-year cliff for team and investor allocations, followed by linear vesting over 2-3 years, while community and ecosystem allocations are released based on program milestones and network growth. SEI does not have a regular or automatic token burn mechanism as part of its core protocol; however, discretionary burns or fee-based burns may be implemented in the future, subject to governance decisions. As of September 2025, there is no ongoing scheduled burn.

Solana (SOL)

Solana is a high-performance blockchain platform known for fast transaction speeds and low fees. It uses Proof of History combined with Proof of Stake to achieve scalability and supports a wide range of decentralized applications and smart contracts.

SOL has no fixed maximum supply; issuance is inflationary with protocol burns offsetting a portion of emissions. As of September 2025, the total supply of SOL is approximately 610 million, with circulating supply of approximately 543 million (figures fluctuate due to ongoing issuance and fee burns).

New SOL is distributed via staking rewards to validators and delegators under a disinflationary schedule that began around 8% annual inflation and decays by 15% per year until reaching a long-term rate of about 1.5%. The protocol permanently burns a portion of transaction fees (historically 50%), reducing net supply growth over time.

SUI (SUI)

SUI is a blockchain built with the Move programming language and optimized for low latency, high throughput applications. It focuses on handling many actions at once without significant delay and contains features intended to support on chain assets and applications, particularly in gaming and social media.

The SUI token has a fixed maximum and total supply of 10 billion SUI (per the Sui Foundation). As of September 2025, approximately 3.56 billion SUI are in circulation. Of the total supply, roughly 50% is allocated to a community reserve (ecosystem grants, validator subsidies, and delegation programs), 20% to early contributors, 14% to investors, 10% to the Mysten Labs treasury, and 6% to community access/app testers, with non community allocations subject to multi year vesting and staged unlocks.

SUI is a proof of stake asset, meaning its staking rewards and ecosystem programs drive emissions into circulation over time. There is no protocol level, periodic burn schedule. Instead, SUI’s deflationary mechanisms are tied to its storage fund and transaction gas fees, which occur continuously with network activity.

Toncoin (TON)

TON runs on The Open Network, a blockchain initially developed by Telegram (a cloud-based instant messaging service). TON aims to support fast, scalable, and user friendly applications, including payments, NFTs, and decentralized services. The network uses a sharding mechanism to achieve high throughput.

As of September 2025, Toncoin has approximately 2.5 billion TON in circulating supply out of a total supply of approximately 5.1 billion TON. There is no fixed maximum supply.

The initial supply was broadly distributed to the public via on chain “TON Mining” smart contracts (a proof of work–style distribution) that concluded in 2022, after which ongoing issuance occurs through proof of stake validator rewards targeting low single digit annual inflation (commonly cited around 0.6%–2% and adjustable by governance). TON has an automatic, protocol-level burn mechanism, whereby the network burns 50% of all transaction and storage fees paid by users. This automatic, continuous burn reduces the total circulating supply.

Crypto Networks and Native Tokens

Crypto networks, also known as blockchain networks or digital asset protocols, are decentralized platforms designed to facilitate a wide range of applications and use cases. These networks enable peer-to-peer transactions, decentralized finance (“DeFi”), smart contract execution, digital identity management, supply chain tracking, and other applications that benefit from transparency, security, and the elimination of intermediaries. Each network is typically built to support specific functionalities, such as enabling programmable transactions, high-throughput payments, or specialized decentralized applications.

Native tokens are the foundational digital assets of crypto networks and serve several critical functions. They are used to pay transaction fees, incentivize network participants (such as validators or miners), and, in many cases, to participate in network governance. Native tokens are essential to the operation and security of their respective networks, as they align the interests of users, developers, and validators, and help secure the network through consensus mechanisms such as proof-of-stake or proof-of-work. Without the native token, the networks would lack the economic incentives necessary to maintain its decentralized and secure operation.

While speculation can influence the price of native tokens, several fundamental factors also drive their value. These include:

●	Technical Design and Consensus Mechanism: The robustness, scalability, and security of the network’s architecture and consensus protocol (e.g., proof-of-stake, proof-of-work) can impact user and developer adoption.

●	Network Activity and Adoption: Metrics such as the number of active users, developers, transactions, validators, and decentralized applications built on the network reflect the utility and demand for the network and its native token.

●	Scalability and Performance: The network’s ability to process transactions efficiently, including transaction throughput, processing time, and time to finality, can enhance its attractiveness for various use cases.

●	Ecosystem Development: The growth of the network’s ecosystem, including partnerships, integrations, and the development of new applications, can increase demand for the native token.

●	Security and Decentralization: The degree of decentralization and the effectiveness of security measures (such as the distribution and participation of validators) are important for the long-term sustainability and trust in the network.

These factors, individually and collectively, contribute to the intrinsic value of native tokens beyond speculative trading, as they reflect the underlying utility, adoption, and resilience of a crypto network.

The Fund is classified as “non-diversified” under the 1940 Act.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, Sub-Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Component Altcoins Risk. The Trust invests in ETPs that invest in the Component Altcoins. Investments in these Component Altcoins involve a high degree of risk and are subject to a variety of unique and evolving risks that may adversely affect the value of the Fund’s shares. Each of these Altcoins is the native token of a distinct blockchain network, and the value of each token is highly dependent on the continued development, adoption, and security of its underlying protocol. The networks supporting these Altcoins are relatively new, rapidly evolving, and may be subject to significant technological, regulatory, and market uncertainties.

While the Fund does not invest directly in the Component Altcoins listed below, the Fund may obtain indirect exposure to certain of these assets through investments in ETPs that invest in such assets. Accordingly, the Fund’s performance and the value of its Shares may be adversely affected by the risks inherent to these Component Altcoins and their underlying networks. The following summarizes certain material risks associated with the Component Altcoins that are part of the initial Index:

●	Avalanche (AVAX). Avalanche is based on a relatively new consensus mechanism, which may involve risks related to its long-term security, reliability, and adoption. Competition from other smart contract platforms, as well as regulatory developments affecting such platforms, could adversely impact the value of AVAX tokens, which are also subject to significant price volatility.

●	Aptos (APT). Aptos is a relatively new blockchain network with limited operational history. Risks include uncertainty around the long-term viability of its technology, including the Move programming language, and the ecosystem’s ability to attract adoption. The APT token could face substantial price volatility, and the ecosystem’s development may adversely affect its performance.

●	Cardano (ADA). Cardano’s development model, which phases in features over time, may delay adoption and limit utility. Additionally, the success of ADA depends on the continued development and acceptance of the Cardano ecosystem, and the token is subject to risks from market volatility, technological challenges, and regulatory scrutiny.

●	Cosmos (ATOM). Cosmos relies on the adoption of its Inter-Blockchain Communication protocol and the broader growth of its ecosystem. Risks include limited network usage, technical challenges, and competition from other interoperability-focused platforms. The ATOM token may also be negatively impacted by regulatory actions affecting cross-chain protocols.

●	Near Protocol (NEAR). NEAR faces competitive pressures from other scalable blockchain platforms and may experience technological or adoption setbacks. Sharding introduces additional complexity that may present security and reliability risks. The value of the NEAR token may be subject to significant volatility due to these factors and broader market trends.

●	Polkadot (DOT). Polkadot’s architecture depends on the coordination and security of its parachain model, which introduces unique risks. Delays in upgrades, underperformance of parachain projects, or competition from other interoperability platforms may negatively affect DOT. Regulatory developments could also impact its adoption and utility.

●	SEI (SEI). SEI’s reliance on decentralized finance trading activity means that its growth is closely tied to the adoption of decentralized exchanges and trading protocols. The SEI token may be affected by low network usage, technological vulnerabilities, or increased competition in the decentralized finance infrastructure space. Regulatory scrutiny of decentralized finance markets could also negatively impact the token’s value.

●	Solana (SOL). Solana has faced periodic network outages and congestion, which may undermine its reliability and deter adoption. The SOL token is exposed to risks including centralization concerns, competition from other high-throughput platforms, and market volatility. Regulatory challenges surrounding network governance or smart contracts could also negatively affect token performance.

●	SUI (SUI). SUI is an emerging blockchain, and therefore faces uncertainty regarding its network adoption, application development, and overall ecosystem maturity. The SUI token is subject to heightened volatility and potential liquidity constraints. Additionally, reliance on the Move programming language may pose technical and developer adoption risks.

●	Toncoin (TON). Toncoin’s association with Telegram and prior regulatory challenges introduce reputational and legal risks. The project’s governance structure and development remain in flux, which may affect adoption. The TON token is subject to market volatility, competition from other blockchain platforms, and potential regulatory action.

Market Risk. Market risk is the risk that a particular security, or Shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their net asset value.

Exchange-Traded Products (“ETPs”) Risk. The Fund is subject to the risks as those associated with the direct ownership of the investments held or represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares) for a number of reasons. For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be exacerbated in less liquid markets. The value of an ETP may also differ from the valuation of its reference market due to changes in the issuer’s credit rating.

●	Exchange-Traded Notes (“ETNs”) Risk. The Fund’s investments in cryptocurrency-linked instruments may include investments in ETPs such as ETFs and ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Blockchain Technology Risk. Blockchain technology is a new and relatively untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Currently, blockchain technology is primarily used for the recording of transactions in digital currency, which are extremely speculative, unregulated and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered in a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

Digital Asset Industry Risk. The digital asset industry has recently been subject to a number of high-profile regulatory events as well as the introduction of new products and services. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy, and the stablecoin TerraUSD collapsed. These events caused a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Thereafter, in November 2022, FTX Trading Ltd. (“FTX”), the third largest digital asset trading platform by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and numerous affiliates of FTX filed for bankruptcy. The U.S. Department of Justice (“DOJ”) subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. In November 2023, FTX’s former CEO was convicted of fraud and money laundering. Similar charges related to violations of anti-money laundering laws were brought in November 2023 against Binance and its former CEO. FTX is also under investigation by the SEC, the Justice Department, and the Commodity Futures Trading Commission, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity, and regulatory and enforcement scrutiny has increased, including from the DOJ, the SEC, the CFTC, the White House and Congress. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. The SEC also brought charges against Genesis Global Capital, LLC and Gemini Trust Company, LLC on January 12, 2023, for their alleged unregistered offer and sale of securities to retail investors. In October 2023, the New York Attorney General brought charges against Gemini, Genesis Global Capital and numerous affiliates of Genesis Global Capital, and Digital Currency Group alleging violations of law relating to the Gemini Earn program. In May 2024, the Bankruptcy Court of the Southern District of New York approved a settlement of the charges with the Genesis entities.

These events resulted in calls for heightened scrutiny and regulation of the digital asset industry, with a specific focus on digital asset trading platforms, and custodians. For example, in June 2023, the SEC brought charges against Binance (the “Binance Complaint”) and Coinbase (the “Coinbase Complaint”), two of the largest digital asset trading platforms, alleging that they solicited U.S. investors to buy, sell, and trade “crypto asset securities” through their unregistered trading platforms and operated unregistered securities exchanges, brokerages and clearing agencies. Binance subsequently announced that it would be suspending USD deposits and withdrawals on Binance.US and that it plans to delist its USD trading pairs. In addition, in November 2023, the SEC brought similar charges against Kraken (the “Kraken Complaint”), alleging that it operated as an unregistered securities exchange, brokerage and clearing agency. The Binance Complaint, the Coinbase Complaint and the Kraken Complaint led to further volatility in digital asset prices. In January 2025, the SEC launched the Crypto Task Force dedicated to developing a comprehensive and clear regulatory framework for digital assets led by Commissioner Hester Peirce. Subsequently, Commissioner Peirce announced a list of specific priorities to further that initiative, which included pursuing final rules related to a digital asset’s security status, a revised path to registered offerings and listings for digital asset-based investment vehicles, and clarity regarding digital asset custody, lending and staking. In February 2025, Coinbase and the SEC entered into a joint stipulation to dismiss the SEC’s lawsuit with prejudice, subject to the court’s approval. Kraken has also announced that it reached an agreement in principle with the SEC to dismiss the SEC’s lawsuit, subject to formal approval by the SEC’s Commissioners. In May 2025, the SEC voluntarily dismissed its lawsuit against Binance. Several other digital asset market participants have also announced that the SEC informed them that the SEC was terminating its investigation or enforcement action into their firm. The final outcome of these lawsuits (to the extent not yet dismissed), their effect on the broader digital asset ecosystem and the reputational impact on industry participants, remain uncertain.

A wide range of U.S. regulators, including the Federal Reserve Board, the SEC, the CFTC, FinCEN, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Bureau of Investigation, as well as the White House, have issued a growing number of reports and releases concerning digital assets and digital asset markets. In addition, the U.S. Congress has enacted and proposed a number of bills that will have significant impacts on the U.S. digital asset market. However, the extent and content of any forthcoming laws and regulations are not yet ascertainable with certainty, and it may not be ascertainable in the near future. It is possible that new laws and increased regulation and regulatory scrutiny may require the Fund to comply with certain regulatory regimes, which could result in new costs for the Fund. The Fund may have to devote increased time and attention to regulatory matters, which could increase costs to the Fund.

In 2025, Congress undertook significant legislative efforts to address the rapidly evolving landscape of digital assets and cryptocurrencies, culminating in the passage of two landmark bills: the Digital Asset Market Clarity Act of 2025 (the “CLARITY Act”) and the Guiding and Establishing National Innovation for U.S. Stablecoins Act (the “GENIUS Act”). These legislative actions represent the first comprehensive federal frameworks for the regulation of digital assets and stablecoins in the United States.

The CLARITY Act, which was passed by the House of Representatives but awaits consideration by the Senate, was designed to resolve longstanding regulatory uncertainty regarding the classification and oversight of digital assets. The CLARITY Act establishes a clear framework for distinguishing between digital assets that are securities, commodities, or payment stablecoins. It delineates the respective jurisdictions of the SEC and the CFTC, granting the CFTC exclusive authority over “digital commodities” and the SEC authority over “digital securities.” The CLARITY Act also introduces criteria for determining when a digital asset is sufficiently decentralized to be treated as a commodity rather than a security. In addition, the CLARITY Act imposes registration requirements and operational standards for digital asset intermediaries, including exchanges, brokers, and dealers. It mandates consumer protection measures, anti-money laundering (“AML”) and countering the financing of terrorism (“CFT”) compliance, and enhanced disclosure obligations. The Act aims to foster innovation while providing market participants with greater regulatory certainty and aligning U.S. policy with emerging international standards.

The GENIUS Act, signed into law in July 2025, establishes the first federal regulatory framework for the issuance and operation of payment stablecoins—digital assets designed to maintain a stable value relative to a fiat currency, such as the U.S. dollar. The GENIUS Act requires that all payment stablecoins be fully backed on a one-to-one basis by high-quality liquid assets, such as U.S. dollars or short-term U.S. Treasury securities, and subjects issuers to rigorous reserve, audit, and disclosure requirements.

While the CLARITY Act and the GENIUS Act represent significant progress toward a comprehensive regulatory regime for digital assets, substantial uncertainty remains regarding the implementation and interpretation of these new laws. The effectiveness of these frameworks will depend on subsequent rulemaking by federal and state regulators, interagency coordination, and the evolving approach to enforcement. Market participants may face transitional risks as regulatory standards are developed and applied, and there is potential for further legislative or regulatory changes as the digital asset ecosystem continues to evolve.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to the Fund, the Fund’s third-party service providers, or to the digital asset industry as a whole. Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of the digital assets tracked by the Index, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.

Digital Asset Competition Risk. Digital assets other than bitcoin or ether, commonly referred to as “alternative digital assets,” or “alt-coins”, generally lack the first-mover advantage, deep liquidity, and broad brand recognition enjoyed by bitcoin and, to a lesser extent, ether. As of August 20, 2025, ether was the second largest digital asset by market capitalization as tracked by CoinMarketCap.com. As of August 20, 2025, bitcoin and ether comprised approximately 59% of the total market capitalization of the digital asset ecosystem tracked by CoinMarketCap.com. Alternative digital assets tracked by CoinMarketCap.com had a total market capitalization of approximately $1,400 billion as of August 20, 2025. Each such asset competes directly and indirectly with every other digital asset for developer mindshare, institutional and retail adoption, network effects, exchange listings, liquidity, and ultimately market value. Because none of these alternative digital assets currently enjoys a dominant share of the market, incremental changes in perceived technological superiority, scalability, security, regulatory treatment, or utility can cause rapid, material shifts in user adoption, capital flows, and market price.

Layer 2 scaling solutions present an additional dimension of competitive risk. So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. For example, Polygon is a smart contract platform protocol built on top of the Ethereum blockchain; it is intended to provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum network. Under this model, Ethereum functions as the base layer, or “Layer 1” blockchain. The Polygon protocol offers developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended. For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of DeFi dApps on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. To the extent that an alternative digital asset network is viewed as an unreliable Layer 1 solution, or that other networks provide better speed, costs, efficiency and features than such alternative digital asset network, use of the alternative digital asset network as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, the network’s native alternative digital asset. In addition, DeFi dApps have been the frequent of numerous hacking and manipulation attempts, with some such attempts resulting in irreversible losses to their users. There is also considerable regulatory uncertainty regarding DeFi dApps status and compliance with a variety of legal regimes, including federal securities law, anti-money laundering laws, and federal and state money service business laws. To the extent that DeFi dApps continue to experience hacking events or adverse regulatory events, an alternative digital asset network’s value as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, the alternative digital asset.

Staked Digital Asset Risk. The Fund may invest in Altcoin ETPs that stake, or cause to be staked, a Component Altcoin. This subjects the Fund to the risks associated with staking activities. In exchange for staking a Component Altcoin, an Altcoin ETP expects to receive certain staking rewards. The amount of the Component Altcoin that an Altcoin ETP may receive as reward for its staking activity can vary significantly over time. Staking activity comes with a risk of loss of the Component Altcoin, including in the form of “slashing” penalties. Slashings occur when a validator attests to two different histories of the chain and penalties occur when a validator is offline for a prolonged period of time. In combination, they deter malicious validators from attacking blockchains and ensure consistent participation of validators to maintain network stability. Any penalties, slashing events, or other problems, such as cybersecurity attacks, security issues or hacks, could damage validators’ willingness to participate in validation of the Component Altcoin, discourage existing and future validators from serving as such, and adversely impact the Component Altcoin’s adoption or price. Additionally, as part of the “activating” and “exiting” processes of SOL staking, any staked SOL will be inaccessible for a period of time determined by a range of factors, resulting in certain liquidity risks. The limited liquidity during the “activation” or “exit” processes could dissuade potential validators from participating, which could interfere with the network operations or security of the Component Altcoin and cause the Component Altcoin network to be less attractive to users and application developers than competing digital asset networks, which could cause the price of the Component Altcoin to decrease. Any issues stemming from an Altcoin ETP’s staking of a Component Altcoin could adversely affect the value of the Shares.

Forked Digital Asset Risk. Digital asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a digital asset network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a digital asset networks running in parallel, yet lacking interchangeability.

Forks may also occur as a network community’s response to a significant security breach. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and ether classic.

In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with the Component Altcoins, such competition could impact demand for the Component Altcoins and could adversely impact the value of the Shares.

Furthermore, a hard fork can lead to new security concerns. Replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.

A future fork in the digital asset network for a Component Altcoin could adversely affect the value of the Shares.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Non-U.S. Securities Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Asset Concentration Risk. Since the Fund may take concentrated positions in certain securities, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Index Provider Risk. The Fund seeks to provide exposure to the Component Altcoins comprising the Index, but will not seek to track the Index itself. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units (as defined herein), and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Volatility Risk. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at https://coinshares.com/us/etf/dime/.

Management

Investment Adviser
Valkyrie Funds LLC (d/b/a CoinShares Valkyrie)

Investment Sub-Adviser
Vident Advisory, LLC (d/b/a Vident Asset Management)

Portfolio Managers
The following persons serve as portfolio managers of the Fund.

●	Bill Cannon, ETF Portfolio Manager at CoinShares Valkyrie.
●	Austin Wen, CFA, Senior Portfolio Manager of Vident.
●	Devin Ryder, CFA, Senior Portfolio Manager of Vident.

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and has served in such capacity since the Fund’s inception in September 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at https://coinshares.com/us/etf/dime/.

Tax Information

The Fund’s distributions will generally be taxable as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), CoinShares Valkyrie and ALPS Distributors, Inc. (the “Distributor”), the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Principal Investment Strategies

The Fund is a series of Valkyrie ETF Trust II and is regulated as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and an actively managed exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by investing its assets primarily in publicly listed investment vehicles available on specified regulated equity markets that offer diversified exposure to a basket of digital assets that are alternatives to bitcoin and ethereum (“Altcoins”) and exclusive of Stablecoins (as defined below). Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in the securities of investment vehicles that offer exposure to the Altcoins that comprise the CoinShares-Compass Crypto Altcoin Index (the “Index”).

The Index is a diversified digital asset index which seeks to track the performance of a basket of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. “Layer 1 Digital Asset Protocols” refer to main blockchain networks, such as Solana, which encompass the core functionalities of a blockchain network, including consensus mechanisms, transaction validation and data storage. This is in contrast with “Layer 2 Digital Asset Protocols,” which operate on top of a Layer 1 Digital Asset Protocol to enhance scalability, speed, or functionality, but rely on the underlying Layer 1 network for security and final settlement. The Index is comprised of an equally weighted combination of the most representative and liquid Altcoins satisfying the Index’s eligibility requirements (the “Component Altcoins”). In order to obtain exposure to the Component Altcoins, the Fund will invest in the securities of: (i) exchange-traded products, exchange-traded notes (“ETNs”) or (ii) other exchange-traded pooled investment vehicles that are listed on registered U.S., Canadian, E.U., and U.K. securities exchanges that hold or are backed by such digital assets, are offered on a continuous basis, and are not registered nor required to be registered as investment companies under the 1940 Act (collectively, “Altcoin ETPs”). The Fund expects under normal circumstances it will invest in Altcoin ETPs that will provide equally-weighted exposure to the Component Altcoins selected for inclusion in the Fund’s portfolio. However, the Fund will not invest directly in the Component Altcoins. In addition, because the Index is comprised of the Component Altcoins and the Fund will only invest in Altcoin ETPs under normal circumstances, the Fund cannot directly track the Index, and the Fund’s performance will be different than that of the Index.

As of the date of this prospectus, the Index consisted of the following 10 Altcoins:

●	Avalanche (AVAX)

●	Aptos (APT)

●	Cardano (ADA)

●	Cosmos (ATOM)

●	Near Protocol (NEAR)

●	Polkadot (DOT)

●	SEI (SEI)

●	Solana (SOL)

●	SUI (SUI)

●	Toncoin (TON)

The Index is rebalanced on a quarterly basis, so the Component Altcoins may vary from quarter to quarter and include Altcoins that were not part of the initial Index.

The Index, which is administered by Compass Financial Technologies (the “Index Provider”), selects its underlying constituents from a universe of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. The Index Provider is not affiliated with the Fund, the Adviser (defined below), or the Sub-Adviser (defined below). On each day the Index is rebalanced (“Rebalancing Determination Date”), the Component Altcoins are established through the following steps:

1.	Select eligible Altcoins (“Eligible Underlying Components”) that meet the following criteria set forth by the governing body of the Index Provider (the “Steering Committee”):

a.	Must serve as an underlying asset of a physically backed exchange-traded product (“ETP”) or a derivative;

b.	Must trade in USD and have a value that is not pegged to a fiat currency or fiat stablecoin;

c.	Must have been traded on at least one eligible digital asset exchange (an “Eligible Exchange”) (as defined by the Steering Committee from time to time) for no less than three months;

d.	Must not, in the sole discretion of the Steering Committee, be a digital asset focused on privacy (e.g., Monero; ZCash; etc.);

e.	Must have no known security vulnerabilities, including critical bugs, undue exposure to 51% attacks, or other factors, as determined in the sole discretion of the Steering Committee;

f.	Must be supported by eligible custodians and market makers (each as determined by the Steering Committee from time to time); and

g.	Must have an existing Index Provider reference price available representing the Altcoin price.

2.	From this universe, the Steering Committee selects the most representative and liquid Eligible Underlying Components for inclusion as Component Altcoins in the Index. There is no minimum or maximum number of Eligible Underlying Components that may be selected for inclusion.

3.	The Component Altcoins are then equally weighted.

As of August 14, 2025, the Eligible Exchanges were:

●	Bitstamp

●	Bitfinex

●	Coinbase

●	Gemini

●	Kraken

●	LMAX

The Index is rebalanced on a quarterly basis at 4:00 pm Eastern Time on the third “business day” before each month end of March, June, September and December. The Index considers a “business day” to be any day that the Nasdaq Stock Exchange is scheduled to be open for trading. The Index’s rules are designed and maintained specifically for the digital asset market. The Adviser may rebalance the Fund at any time if the Adviser determines, in its sole discretion based upon prevailing circumstances, that rebalancing is necessary due to exceptional circumstances, including market movements causing the Fund’s portfolio to deviate significantly from the Index. The Index was launched on August 15, 2025 and has been continuously calculated and published since such date.

A description of the Index methodology (the “Index Methodology”) is publicly available on the Index Provider’s website (www.compass-ft.com). None of the information on the Index Provider’s website is incorporated by reference into this Prospectus. Should any material change be made to the Index Methodology that results in a material change to the composition of the Index and, as part of the Fund’s quarterly rebalancing process, results in a material change to the composition of the Fund, the Adviser will notify shareholders of such material change through a supplement to this Prospectus.

As used in this Prospectus, the term Altcoins is exclusive of “Stablecoins,” which are digital assets designed to have a stable value over time as compared to typically volatile digital assets and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar.

Valkyrie Funds LLC (d/b/a CoinShares Valkyrie) (“CoinShares Valkyrie” or the “Adviser”) serves as the Fund’s investment adviser and Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of identified industries except that the Fund will have economic exposure that is concentrated in one or more of the Component Altcoins.

The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Initial Index Altcoins.

Avalanche (AVAX)

Avalanche is a decentralized, open-source blockchain platform designed to support smart contracts (programs that automate agreements) and custom blockchain networks. It uses a consensus protocol to achieve high throughput and low latency, enabling the rapid settlement of transactions and the deployment of decentralized applications. Avalanche is compatible with the software made for Ethereum, facilitating interoperability with Ethereum-based applications.

AVAX has a hard-capped maximum supply of 720 million AVAX. At genesis, 360 million AVAX were minted and allocated across sales, founders, the foundation/ecosystem, and community programs pursuant to multi-year vesting schedules; the remaining 360 million AVAX are released over time as staking rewards to validators and delegators according to protocol parameters. All base fees on the X-, C-, and P-Chains and certain on-chain fees (for creating subnets, assets, and blockchains) are burned, permanently reducing supply; there is no fixed burn schedule, and the amount burned depends on network usage.

As of September 26, 2025, AVAX had approximately 457.28 million total supply outstanding and approximately 422.27 million circulating supply.

Aptos (APT)

Aptos is a blockchain developed with a focus on scalability, safety, and upgradeability. It utilizes the Move programming language, which is a secure, resource-oriented programming language originally developed by Meta for the Diem blockchain project and designed specifically for writing smart contracts and custom transaction logic on blockchains. APT supports high throughput and low-latency transactions by aiming to process many transactions quickly for various applications.

Aptos does not have a hard-capped maximum supply. At genesis, 1 billion APT was available, with 125 million APT available to support ecosystem projects, grants, and other community growth initiatives now and in the future for the Community category, 5,000,000 APT available initially to support the Aptos Foundation initiatives for the Foundation category, and 1/120 of the remaining tokens for the community and the Foundation are anticipated to unlock each month for the 10 years following launch. Aptos employs an inflationary model where new APT tokens are minted as rewards for network participants. This approach incentivizes validators and stakers to contribute to the network’s security and functionality. Investors and core contributors were subject to a four-year vesting schedule from mainnet launch. A portion of transaction fees are burned, introducing a deflationary aspect to the APT token economics, which can contribute to the token’s value over time.

As of September 26, 2025, APT had approximately 1.18 billion total supply outstanding and approximately 0.70 billion circulating supply.

Cardano (ADA)

Cardano is a decentralized, proof-of-stake blockchain platform that emphasizes academic research and peer-reviewed development. Built with a research-driven approach, Cardano aims to offer a secure and scalable platform for smart contracts and decentralized applications.

ADA has a hard-capped maximum supply of 45 billion ADA. At genesis, 31.11 billion ADA were minted and allocated across sales, founders, the foundation/ecosystem, and community programs.

The ADA token on Cardano’s network is primarily used for staking, where token holders can stake to validators operating on Cardano, fees, where decentralized applications can use ADA tokens to pay for transactions on Cardano’s network, and governance, where token holders who stake their ADA tokens will be able to participate in on-chain governance and vote on development proposals. The expansion rate of monetary expansion is currently set at 0.3%, which means that 0.3% of the reserve balance is released per epoch. That sets off an annual inflation of approximately 2.0%. Rate is non-linear; greater amounts of ADA are released during the first years of the network but will decrease over time. ADA does not have a burning mechanism, as the network has a fixed supply and no coin inflation.

As of September 26, 2025, ADA had approximately 44.99 billion total supply outstanding and approximately 35.80 billion circulating supply.

Cosmos (ATOM)

Cosmos is a decentralized network of independent blockchains designed to scale and interoperate with one another. It uses the Inter-Blockchain Communication protocol to enable communication across different blockchain networks. Its technology lets different chains send data and value across networks.

ATOM does not have a hard-capped maximum supply. The initial distribution of ATOM was structured to support the network’s development, growth, and decentralization with 5.08% of the total supply allocated to seed investors, 7.03% of the total supply allocated to strategic partners, and 67.9% allocated to public sales. Cosmos operates on a Proof of Stake (PoS) model where new ATOM tokens are created as staking rewards. This process is inherently inflationary as it increases the total supply of ATOM over time. The inflation rate is designed to encourage participation in the network’s security through staking. ATOM tokens are burned over time as a result of transaction activities, slashing in the case of improper acts by validators, and execution of certain governance proposals.

As of September 26, 2025, ATOM had approximately 469.68 million total supply outstanding and approximately 469.67 million circulating supply.

Near Protocol (NEAR)

Near Protocol is a blockchain designed to provide high-performance decentralized applications with fast, low transaction costs. It employs a sharded architecture (a system design where data or workloads are split into smaller, independent pieces called shards) and a developer-friendly environment to support scalability and usability.

NEAR does not have a hard-capped maximum supply. At genesis, 1 billion NEAR were minted and allocated across sales, founders, the foundation/ecosystem, and community programs. NEAR’s contract-based account model provides the flexibility that other chains only get from second layer components, allowing NEAR to consistently provide better native usability for developers, validators and end-users. NEAR launched its genesis (Phase 0) on April 22, 2020, became community-operated (Phase I) on September 24, 2020, and passed the decentralized vote to enable transfers on October 13, 2020 (Phase II). The vast majority of tokens are subject to linearly releasing lockups. These lockups are implemented as contract-based locks atop various accounts. Lockups are generally implemented in a linear, per-block fashion instead of in monthly chunks, though some might be implemented that way as well.

NEAR has an inflationary token supply model, with a 5 percent fixed annual inflation rate. From the newly issued tokens, 90 percent goes to validators as rewards for securing the network, while the remaining 10 percent is sent to the protocol treasury.

NEAR also implements a burning mechanism, where 70 percent of transaction fees are burned and permanently removed from the circulating supply. The remaining 30 percent is refunded to the contracts responsible for the transactions. This means that as the NEAR network grows in usage, the net issuance rate can become negative, creating a potential deflationary effect.

As of September 26, 2025, NEAR had approximately 1.27 billion total supply outstanding and approximately 1.24 billion circulating supply.

Polkadot (DOT)

Polkadot is a blockchain platform that enables interoperability between multiple specialized blockchains, known as parachains, which are secured by a shared relay chain. Polkadot’s architecture aims to facilitate scalability and secure cross-chain communication. DOT is used to connect parachains to the network.

On September 15, 2025, the DOT DAO announced that it had approved a hard-capped maximum supply of 2.1 billion after having no cap since inception. DOT is an inflationary token, which had previously set a fixed annual expansion of the token supply of 120,000,000 DOT, of which 15% goes to the treasury and 85% to stakers. The primary objective of inflation is to incentivize network participants through Nominated Proof of Stake (NPoS) and to grow the network through funding the on-chain treasury. The token inflation rate can be updated through on-chain governance based on thorough tokenomics research. DOT’s inflationary approach is deliberately paired with deflationary brakes. Any DOT left unspent in treasury proposals gets burned, and a portion can also be removed via “coretime” sales (the right to transact on Polkadot for a set period). Net inflation equals the 120 million new DOT minus whatever gets burned.

As of September 26, 2025, DOT had approximately 1.62 billion total supply outstanding and approximately 1.62 billion circulating supply.

SEI (SEI)

SEI is a blockchain designed for high performance trading applications, using a parallelized order matching engine to deliver low latency and high throughput for decentralized finance. Its native token, SEI, has a total supply of 10 billion SEI, a maximum supply of 10 billion SEI, and a circulating supply of approximately 6.12 billion as of September 2025.

SEI’s distribution includes approximately 20% allocated to the core development team and founders (subject to multi-year vesting with cliffs), 48% to the ecosystem reserve (including ecosystem incentives, grants, and community programs, with various vesting schedules), 20% to private sale investors (subject to vesting and lock-up periods), 9% to ongoing operations and development of the SEI network, and 3% to the launchpool (used for initial distribution on crypto exchanges. Vesting schedules typically include a 1-year cliff for team and investor allocations, followed by linear vesting over 2-3 years, while community and ecosystem allocations are released based on program milestones and network growth. SEI does not have a regular or automatic token burn mechanism as part of its core protocol; however, discretionary burns or fee-based burns may be implemented in the future, subject to governance decisions. As of September 2025, there is no ongoing scheduled burn.

Solana (SOL)

Solana is a high-performance blockchain platform known for fast transaction speeds and low fees. It uses Proof of History combined with Proof of Stake to achieve scalability and supports a wide range of decentralized applications and smart contracts.

SOL has no fixed maximum supply; issuance is inflationary with protocol burns offsetting a portion of emissions. As of September 2025, the total supply of SOL is approximately 610 million, with circulating supply of approximately 543 million (figures fluctuate due to ongoing issuance and fee burns).

New SOL is distributed via staking rewards to validators and delegators under a disinflationary schedule that began around 8% annual inflation and decays by 15% per year until reaching a long-term rate of about 1.5%. The protocol permanently burns a portion of transaction fees (historically 50%), reducing net supply growth over time.

SUI (SUI)

SUI is a blockchain built with the Move programming language and optimized for low latency, high throughput applications. It focuses on handling many actions at once without significant delay and contains features intended to support on chain assets and applications, particularly in gaming and social media.

The SUI token has a fixed maximum and total supply of 10 billion SUI (per the Sui Foundation). As of September 2025, approximately 3.56 billion SUI are in circulation. Of the total supply, roughly 50% is allocated to a community reserve (ecosystem grants, validator subsidies, and delegation programs), 20% to early contributors, 14% to investors, 10% to the Mysten Labs treasury, and 6% to community access/app testers, with non community allocations subject to multi year vesting and staged unlocks.

SUI is a proof of stake asset, meaning its staking rewards and ecosystem programs drive emissions into circulation over time. There is no protocol level, periodic burn schedule. Instead, SUI’s deflationary mechanisms are tied to its storage fund and transaction gas fees, which occur continuously with network activity.

Toncoin (TON)

TON runs on The Open Network, a blockchain initially developed by Telegram (a cloud-based instant messaging service). TON aims to support fast, scalable, and user friendly applications, including payments, NFTs, and decentralized services. The network uses a sharding mechanism to achieve high throughput.

As of September 2025, Toncoin has approximately 2.5 billion TON in circulating supply out of a total supply of approximately 5.1 billion TON. There is no fixed maximum supply.

The initial supply was broadly distributed to the public via on chain “TON Mining” smart contracts (a proof of work–style distribution) that concluded in 2022, after which ongoing issuance occurs through proof of stake validator rewards targeting low single digit annual inflation (commonly cited around 0.6%–2% and adjustable by governance). TON has an automatic, protocol-level burn mechanism, whereby the network burns 50% of all transaction and storage fees paid by users. This automatic, continuous burn reduces the total circulating supply.

Crypto Networks and Native Tokens

Crypto networks, also known as blockchain networks or digital asset protocols, are decentralized platforms designed to facilitate a wide range of applications and use cases. These networks enable peer-to-peer transactions, decentralized finance (“DeFi”), smart contract execution, digital identity management, supply chain tracking, and other applications that benefit from transparency, security, and the elimination of intermediaries. Each network is typically built to support specific functionalities, such as enabling programmable transactions, high-throughput payments, or specialized decentralized applications.

Native tokens are the foundational digital assets of crypto networks and serve several critical functions. They are used to pay transaction fees, incentivize network participants (such as validators or miners), and, in many cases, to participate in network governance. Native tokens are essential to the operation and security of their respective networks, as they align the interests of users, developers, and validators, and help secure the network through consensus mechanisms such as proof-of-stake or proof-of-work. Without the native token, the networks would lack the economic incentives necessary to maintain its decentralized and secure operation.

While speculation can influence the price of native tokens, several fundamental factors also drive their value. These include:

●	Technical Design and Consensus Mechanism: The robustness, scalability, and security of the network’s architecture and consensus protocol (e.g., proof-of-stake, proof-of-work) can impact user and developer adoption.

●	Network Activity and Adoption: Metrics such as the number of active users, developers, transactions, validators, and decentralized applications built on the network reflect the utility and demand for the network and its native token.

●	Scalability and Performance: The network’s ability to process transactions efficiently, including transaction throughput, processing time, and time to finality, can enhance its attractiveness for various use cases.

●	Ecosystem Development: The growth of the network’s ecosystem, including partnerships, integrations, and the development of new applications, can increase demand for the native token.

●	Security and Decentralization: The degree of decentralization and the effectiveness of security measures (such as the distribution and participation of validators) are important for the long-term sustainability and trust in the network.

These factors, individually and collectively, contribute to the intrinsic value of native tokens beyond speculative trading, as they reflect the underlying utility, adoption, and resilience of a crypto network.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at https://coinshares.com/en/d/etf/sai/dime.pdf.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

Component Altcoins Risk. The Trust invests in ETPs that invest in the Component Altcoins. Investments in these Component Altcoins involve a high degree of risk and are subject to a variety of unique and evolving risks that may adversely affect the value of the Fund’s shares. Each of these Altcoins is the native token of a distinct blockchain network, and the value of each token is highly dependent on the continued development, adoption, and security of its underlying protocol. The networks supporting these Altcoins are relatively new, rapidly evolving, and may be subject to significant technological, regulatory, and market uncertainties.

While the Fund does not invest directly in the Component Altcoins listed below, the Fund may obtain indirect exposure to certain of these assets through investments in ETPs that invest in such assets. Accordingly, the Fund’s performance and the value of its Shares may be adversely affected by the risks inherent to these Component Altcoins and their underlying networks. The following summarizes certain material risks associated with the Component Altcoins:

●	Avalanche (AVAX). Avalanche is based on a relatively new consensus mechanism, which may involve risks related to its long-term security, reliability, and adoption. Competition from other smart contract platforms, as well as regulatory developments affecting such platforms, could adversely impact the value of AVAX tokens, which are also subject to significant price volatility.

●	Aptos (APT). Aptos is a relatively new blockchain network with limited operational history. Risks include uncertainty around the long-term viability of its technology, including the Move programming language, and the ecosystem’s ability to attract adoption. The APT token could face substantial price volatility, and the ecosystem’s development may adversely affect its performance.

●	Cardano (ADA). Cardano’s development model, which phases in features over time, may delay adoption and limit utility. Additionally, the success of ADA depends on the continued development and acceptance of the Cardano ecosystem, and the token is subject to risks from market volatility, technological challenges, and regulatory scrutiny.

●	Cosmos (ATOM). Cosmos relies on the adoption of its Inter-Blockchain Communication protocol and the broader growth of its ecosystem. Risks include limited network usage, technical challenges, and competition from other interoperability-focused platforms. The ATOM token may also be negatively impacted by regulatory actions affecting cross-chain protocols.

●	Near Protocol (NEAR). NEAR faces competitive pressures from other scalable blockchain platforms and may experience technological or adoption setbacks. Sharding introduces additional complexity that may present security and reliability risks. The value of the NEAR token may be subject to significant volatility due to these factors and broader market trends.

●	Polkadot (DOT). Polkadot’s architecture depends on the coordination and security of its parachain model, which introduces unique risks. Delays in upgrades, underperformance of parachain projects, or competition from other interoperability platforms may negatively affect DOT. Regulatory developments could also impact its adoption and utility.

●	SEI (SEI). SEI’s reliance on decentralized finance trading activity means that its growth is closely tied to the adoption of decentralized exchanges and trading protocols. The SEI token may be affected by low network usage, technological vulnerabilities, or increased competition in the decentralized finance infrastructure space. Regulatory scrutiny of decentralized finance markets could also negatively impact the token’s value.

●	Solana (SOL). Solana has faced periodic network outages and congestion, which may undermine its reliability and deter adoption. The SOL token is exposed to risks including centralization concerns, competition from other high-throughput platforms, and market volatility. Regulatory challenges surrounding network governance or smart contracts could also negatively affect token performance.

●	SUI (SUI). SUI is an emerging blockchain, and therefore faces uncertainty regarding its network adoption, application development, and overall ecosystem maturity. The SUI token is subject to heightened volatility and potential liquidity constraints. Additionally, reliance on the Move programming language may pose technical and developer adoption risks.

●	Toncoin (TON). Toncoin’s association with Telegram and prior regulatory challenges introduce reputational and legal risks. The project’s governance structure and development remain in flux, which may affect adoption. The TON token is subject to market volatility, competition from other blockchain platforms, and potential regulatory action.

The value of each Component Altcoin may also be generally affected by factors such as:

●	Network Security and Stability: Vulnerabilities in the protocol, successful cyberattacks, or failures in consensus mechanisms could result in loss of value or confidence in the Altcoin.

●	Adoption and Utility: The long-term value of each Altcoin depends on the growth of its user base, the number and quality of applications built on the network, and the extent to which the token is used for transactions, staking, or governance.

●	Competition: Each Altcoin competes with other blockchain networks, including both established protocols and new entrants, for users, developers, and capital. Rapid technological innovation or shifts in user preferences could render a network less relevant or obsolete.

●	Regulatory Risk: The regulatory treatment of digital assets is uncertain and evolving. Changes in laws, regulations, or enforcement actions in the U.S. or abroad could negatively impact the operation, liquidity, or value of one or more Component Altcoins.

●	Concentration Risk: The Fund’s exposure to a limited number of Altcoins may result in greater volatility and risk of loss, as adverse events affecting a single network or token could have a disproportionate impact on the Fund’s performance.

●	Protocol Changes and Forks: The open-source nature of blockchain networks means that protocol upgrades, governance disputes, or “hard forks” could result in changes to the network or the creation of competing tokens, potentially affecting the value or functionality of the original Altcoin.

●	Operational and Custody Risks: The safekeeping and transfer of digital assets present unique operational risks, including the potential for loss due to cyberattacks, theft, or technological failures at the issuer or custodian level.

As a result of these and other risks, the value of the Component Altcoins—and therefore the value of the Fund’s shares—may be subject to extreme volatility and could decline rapidly, including to zero. There is no assurance that any Component Altcoin will maintain its value, achieve widespread adoption, or continue to operate as intended. Investors should be prepared to lose all or substantially all of their investment in the Fund.

Market Risk. Market risk is the risk that a particular security, or Shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their net asset value.

Exchange-Traded Products (“ETPs”) Risk. The Fund is subject to the risks as those associated with the direct ownership of the investments held or represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares) for a number of reasons. For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be exacerbated in less liquid markets. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer’s credit rating.

●	Exchange-Traded Notes (“ETNs”) Risk. The Fund’s investments in cryptocurrency-linked instruments may include investments in ETPs such as ETFs and ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Digital Asset Industry Risk. The digital asset industry has recently been subject to a number of high-profile regulatory events as well as the introduction of new products and services. This has led to volatility and disruption in the digital asset markets and financial difficulties for several prominent industry participants, including digital asset trading platforms, hedge funds and lending platforms. For example, in the first half of 2022, digital asset lenders Celsius Network LLC and Voyager Digital Ltd. and digital asset hedge fund Three Arrows Capital each declared bankruptcy, and the stablecoin TerraUSD collapsed. These events caused a loss of confidence in participants in the digital asset ecosystem, negative publicity surrounding digital assets more broadly and market-wide declines in digital asset trading prices and liquidity.

Thereafter, in November 2022, FTX Trading Ltd. (“FTX”), the third largest digital asset trading platform by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency. Shortly thereafter, FTX’s CEO resigned and FTX and numerous affiliates of FTX filed for bankruptcy. The U.S. Department of Justice (“DOJ”) subsequently brought criminal charges, including charges of fraud, violations of federal securities laws, money laundering, and campaign finance offenses, against FTX’s former CEO and others. In November 2023, FTX’s former CEO was convicted of fraud and money laundering. Similar charges related to violations of anti-money laundering laws were brought in November 2023 against Binance and its former CEO. FTX is also under investigation by the SEC, the Justice Department, and the Commodity Futures Trading Commission, as well as by various regulatory authorities in the Bahamas, Europe and other jurisdictions. In response to these events, the digital asset markets have experienced extreme price volatility and declines in liquidity, and regulatory and enforcement scrutiny has increased, including from the DOJ, the SEC, the CFTC, the White House and Congress. In addition, several other entities in the digital asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. The SEC also brought charges against Genesis Global Capital, LLC and Gemini Trust Company, LLC on January 12, 2023, for their alleged unregistered offer and sale of securities to retail investors. In October 2023, the New York Attorney General brought charges against Gemini, Genesis Global Capital and numerous affiliates of Genesis Global Capital, and Digital Currency Group alleging violations of law relating to the Gemini Earn program. In May 2024, the Bankruptcy Court of the Southern District of New York approved a settlement of the charges with the Genesis entities.

These events resulted in calls for heightened scrutiny and regulation of the digital asset industry, with a specific focus on digital asset trading platforms, and custodians. For example, in June 2023, the SEC brought charges against Binance (the “Binance Complaint”) and Coinbase (the “Coinbase Complaint”), two of the largest digital asset trading platforms, alleging that they solicited U.S. investors to buy, sell, and trade “crypto asset securities” through their unregistered trading platforms and operated unregistered securities exchanges, brokerages and clearing agencies. Binance subsequently announced that it would be suspending USD deposits and withdrawals on Binance.US and that it plans to delist its USD trading pairs. In addition, in November 2023, the SEC brought similar charges against Kraken (the “Kraken Complaint”), alleging that it operated as an unregistered securities exchange, brokerage and clearing agency. The Binance Complaint, the Coinbase Complaint and the Kraken Complaint led to further volatility in digital asset prices. In January 2025, the SEC launched the Crypto Task Force dedicated to developing a comprehensive and clear regulatory framework for digital assets led by Commissioner Hester Peirce. Subsequently, Commissioner Peirce announced a list of specific priorities to further that initiative, which included pursuing final rules related to a digital asset’s security status, a revised path to registered offerings and listings for digital asset-based investment vehicles, and clarity regarding digital asset custody, lending and staking. In February 2025, Coinbase and the SEC entered into a joint stipulation to dismiss the SEC’s lawsuit with prejudice, subject to the court’s approval. Kraken has also announced that it reached an agreement in principle with the SEC to dismiss the SEC’s lawsuit, subject to formal approval by the SEC’s Commissioners. In May 2025, the SEC voluntarily dismissed its lawsuit against Binance. Several other digital asset market participants have also announced that the SEC informed them that the SEC was terminating its investigation or enforcement action into their firm. The final outcome of these lawsuits (to the extent not yet dismissed), their effect on the broader digital asset ecosystem and the reputational impact on industry participants, remain uncertain.

A wide range of U.S. regulators, including the Federal Reserve Board, the SEC, the CFTC, FinCEN, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Bureau of Investigation, as well as the White House, have issued a growing number of reports and releases concerning digital assets and digital asset markets. In addition, the U.S. Congress has enacted and proposed a number of bills that will have significant impacts on the U.S. digital asset market. However, the extent and content of any forthcoming laws and regulations are not yet ascertainable with certainty, and it may not be ascertainable in the near future. It is possible that new laws and increased regulation and regulatory scrutiny may require the Fund to comply with certain regulatory regimes, which could result in new costs for the Fund. The Fund may have to devote increased time and attention to regulatory matters, which could increase costs to the Fund.

In 2025, Congress undertook significant legislative efforts to address the rapidly evolving landscape of digital assets and cryptocurrencies, culminating in the passage of two landmark bills: the Digital Asset Market Clarity Act of 2025 (the “CLARITY Act”) and the Guiding and Establishing National Innovation for U.S. Stablecoins Act (the “GENIUS Act”). These legislative actions represent the first comprehensive federal frameworks for the regulation of digital assets and stablecoins in the United States.

The CLARITY Act, which was passed by the House of Representatives but awaits consideration by the Senate, was designed to resolve longstanding regulatory uncertainty regarding the classification and oversight of digital assets. The CLARITY Act establishes a clear framework for distinguishing between digital assets that are securities, commodities, or payment stablecoins. It delineates the respective jurisdictions of the SEC and the CFTC, granting the CFTC exclusive authority over “digital commodities” and the SEC authority over “digital securities.” The CLARITY Act also introduces criteria for determining when a digital asset is sufficiently decentralized to be treated as a commodity rather than a security. In addition, the CLARITY Act imposes registration requirements and operational standards for digital asset intermediaries, including exchanges, brokers, and dealers. It mandates consumer protection measures, anti-money laundering (“AML”) and countering the financing of terrorism (“CFT”) compliance, and enhanced disclosure obligations. The Act aims to foster innovation while providing market participants with greater regulatory certainty and aligning U.S. policy with emerging international standards.

The GENIUS Act, signed into law in July 2025, establishes the first federal regulatory framework for the issuance and operation of payment stablecoins—digital assets designed to maintain a stable value relative to a fiat currency, such as the U.S. dollar. The GENIUS Act requires that all payment stablecoins be fully backed on a one-to-one basis by high-quality liquid assets, such as U.S. dollars or short-term U.S. Treasury securities, and subjects issuers to rigorous reserve, audit, and disclosure requirements. The GENIUS Act introduces a dual licensing regime, allowing stablecoin issuers to operate under either federal or state regulatory oversight, provided that state regimes are “substantially similar” to federal standards. Issuers with more than $10 billion in outstanding stablecoins must obtain a federal license. The GENIUS Act also imposes strict AML, sanctions compliance, and consumer protection obligations, including prioritizing stablecoin holders’ claims in the event of issuer insolvency. Notably, the Act prohibits non-financial public companies from issuing stablecoins without special approval and restricts the payment of interest or yield on stablecoins.

These legislative efforts were accompanied by additional measures, such as the Anti-CBDC Surveillance State Act, which prohibits the Federal Reserve from issuing a retail central bank digital currency without congressional authorization. While the CLARITY Act and the GENIUS Act represent significant progress toward a comprehensive regulatory regime for digital assets, substantial uncertainty remains regarding the implementation and interpretation of these new laws. The effectiveness of these frameworks will depend on subsequent rulemaking by federal and state regulators, interagency coordination, and the evolving approach to enforcement. Market participants may face transitional risks as regulatory standards are developed and applied, and there is potential for further legislative or regulatory changes as the digital asset ecosystem continues to evolve.

These events are continuing to develop at a rapid pace and it is not possible to predict at this time all of the risks that they may pose to the Fund, the Fund’s third-party service providers, or to the digital asset industry as a whole. Continued disruption and instability in the digital asset markets as these events develop, including further declines in the trading prices and liquidity of the digital assets tracked by the Index, could have a material adverse effect on the value of the Shares and the Shares could lose all or substantially all of their value.

Digital Asset Competition Risk. Digital assets other than bitcoin or ether, commonly referred to as “alternative digital assets,” or “alt-coins”, generally lack the first-mover advantage, deep liquidity, and broad brand recognition enjoyed by bitcoin and, to a lesser extent, ether. As of August 20, 2025, ether was the second largest digital asset by market capitalization as tracked by CoinMarketCap.com. As of August 20, 2025, bitcoin and ether comprised approximately 59% of the total market capitalization of the digital asset ecosystem tracked by CoinMarketCap.com. Alternative digital assets tracked by CoinMarketCap.com had a total market capitalization of approximately $1,400 billion as of August 20, 2025. Each such asset competes directly and indirectly with every other digital asset for developer mindshare, institutional and retail adoption, network effects, exchange listings, liquidity, and ultimately market value. Because none of these alternative digital assets currently enjoys a dominant share of the market, incremental changes in perceived technological superiority, scalability, security, regulatory treatment, or utility can cause rapid, material shifts in user adoption, capital flows, and market price.

Layer 2 scaling solutions present an additional dimension of competitive risk. So-called “Layer 2” solutions are protocols built on top of an underlying smart contract platform blockchain, and intended to provide scalability to the underlying blockchain by increasing transaction efficiency. For example, Polygon is a smart contract platform protocol built on top of the Ethereum blockchain; it is intended to provide scalability to Ethereum by allowing users to transact on a variety of blockchains deployed on the Ethereum network. Under this model, Ethereum functions as the base layer, or “Layer 1” blockchain. The Polygon protocol offers developers sidechain, roll-ups and other Layer 2 solutions which can be tailored to an individual developer’s intended use case. Such solutions are intended to improve upon the transaction speed, cost and efficiency of transactions on their respective Layer 1. However, Layer 2 solutions have only been recently developed and may not function as intended. For example, smart contracts deployed on one Layer 2 solution may not be interoperable with smart contracts deployed on other Layer 2 solutions. In particular, the advent of Layer 2 solutions presents the possibility of fracturing liquidity of DeFi dApps on a smart contract platform’s mainchain by splitting such liquidity among multiple, non-interoperable Layer 2 solutions, which could limit their use case or reduce efficiency. Layer 2 solutions also rely, to various degrees, on the functionality of the underlying Layer 1 blockchain. To the extent that an alternative digital asset network is viewed as an unreliable Layer 1 solution, or that other networks provide better speed, costs, efficiency and features than such alternative digital asset network, use of the alternative digital asset network as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, the network’s native alternative digital asset. In addition, DeFi dApps have been the frequent of numerous hacking and manipulation attempts, with some such attempts resulting in irreversible losses to their users. There is also considerable regulatory uncertainty regarding DeFi dApps status and compliance with a variety of legal regimes, including federal securities law, anti-money laundering laws, and federal and state money service business laws. To the extent that DeFi dApps continue to experience hacking events or adverse regulatory events, an alternative digital asset network’s value as a Layer 1 solution may decline with a corresponding reduction in the demand for, and price of, the alternative digital asset.

Stablecoins, which are digital assets designed to maintain a stable value relative to a reference asset such as the U.S. dollar, present a distinct competitive risk to alternative digital assets. Because stablecoins offer lower volatility and are often used as a medium of exchange, store of value, or unit of account within digital asset markets, they can attract users and capital that might otherwise flow into more volatile alternative digital assets. The widespread adoption of stablecoins for payments, remittances, or decentralized finance applications may reduce demand for alternative digital assets that lack similar price stability, thereby limiting their utility and market appeal. Additionally, regulatory developments that favor stablecoins or enhance their perceived safety could further shift user preference away from alternative digital assets, negatively impacting their liquidity, adoption, and price performance.

Staked Digital Asset Risk. The Fund may invest in Altcoin ETPs that stake, or cause to be staked, a Component Altcoin. This subjects the Fund to the risks associated with staking activities. In exchange for staking the Component Altcoin, an Altcoin ETP expects to receive certain staking rewards. The amount of the Component Altcoin that an Altcoin ETP may receive as reward for its staking activity can vary significantly over time.

Staking activity comes with a risk of loss of the Component Altcoin, including in the form of “slashing” penalties. Slashings occur when a validator attests to two different histories of the chain and penalties occur when a validator is offline for a prolonged period of time. In combination, they deter malicious validators from attacking blockchains and ensure consistent participation of validators to maintain network stability. No slashing penalty has ever been assessed on certain digital asset networks, such as Solana, but there can be no guarantee that slashing penalties will not occur on such digital asset networks in the future. Furthermore, the Altcoin ETP’s may engage third-party staking providers to stake the Component Altcoins. In that case, the third-party staking provider’s liability to the Altcoin ETP may be limited or the third-party staking provider may lack the assets or insurance in order to support the recovery of any losses incurred. Accordingly, there can be no guarantee that the Altcoin ETP would recover any of its staked assets, or the value thereof, if it is subject to slashing or penalties. Any penalties, slashing events, or other problems, such as cybersecurity attacks, security issues or hacks, could damage validators’ willingness to participate in validation of the Component Altcoin, discourage existing and future validators from serving as such, and adversely impact the Component Altcoin’s adoption or price. Any disruption of validation on the Component Altcoin network could interfere with network operations and cause the Component Altcoin network to be less attractive to users and application developers than competing blockchain networks, which could cause the price of Component Altcoin to decrease.

Additionally, Component Altcoins implement “activation” and “exit” buffer periods moderating when stakers can unstake and withdraw their stake. This prevents malicious actors from performing an attack and withdrawing before funds are slashed and preserves network stability. “Activation” is the funding of a validator to be included in the active set, being forward selected for attestations and block proposals. “Exit” is the request to exit from the active set and no longer be selected for attestations or block proposals. As part of these “activating” and “exiting” processes of staking, any staked digital asset will be inaccessible for a period of time. The duration of activating and exiting periods are dependent on a range of factors, including network conditions. The exiting of a staked digital asset may take several days, depending on network activity. The limited liquidity during the “activation” or “exit” processes could dissuade potential validators from participating, which could interfere with the network operations or security of the Component Altcoin and cause the Component Altcoin network to be less attractive to users and application developers than competing digital asset networks, which could cause the price of the Component Altcoin to decrease.

Any issues stemming from an Altcoin ETP’s staking of a Component Altcoin could adversely affect the value of the Shares.

Forked Digital Asset Risk. Digital asset networks operate using open-source protocols, meaning that any user can download the software, modify it and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a digital asset network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a digital asset network running in parallel, yet lacking interchangeability.

Forks may also occur as a network community’s response to a significant security breach. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and ether classic.

In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with the Component Altcoins, such competition could impact demand for the Component Altcoins and could adversely impact the value of the Shares.

Furthermore, a hard fork can lead to new security concerns. Replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.

A future fork in the digital asset network for a Component Altcoin could adversely affect the value of the Shares.

Blockchain Technology Risk. Blockchain technology is a new and relatively untested technology which operates as a distributed ledger. The risks associated with blockchain technology may not emerge until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Currently, blockchain technology is primarily used for the recording of transactions in digital currency, which are extremely speculative, unregulated and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered in a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Non-U.S. Securities Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by current fluctuations.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Asset Concentration Risk. Since the Fund may take concentrated positions in certain securities, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Index Provider Risk. The Fund seeks to provide exposure to the Component Altcoins comprising the Index, but will not seek to track the Index itself. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. The composition of the Index is heavily dependent on information and data supplied by third parties over which the Adviser has no or limited ability to oversee. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Because of this, if the composition of the Index reflects any errors, the Fund’s portfolio can be expected to also reflect the errors. In addition, data and information on non-U.S. countries may be unreliable or outdated or there may be less publicly available data or information about non-U.S. countries due to differences in registration, accounting, audit and financial record keeping standards which creates the potential for errors in Index data, Index computation and/or Index construction and could have an adverse effect on the Fund’s performance.

Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. The Adviser and Sub-Adviser cannot predict whether Shares will trade below, at or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser and Sub-Adviser believe that large discounts or premiums to the net asset value of Shares should not be sustained. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Volatility Risk. Volatility is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. The Fund may invest in securities that exhibit more volatility than the market as a whole. Such exposures could cause the Fund’s net asset value to experience significant increases or declines in value over short periods of time. Volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Non-Principal Risks

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Management of the Fund

The Fund is a series of Valkyrie ETF Trust II, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Valkyrie Funds LLC (d/b/a CoinShares Valkyrie), 437 Madison Avenue, 28th Floor, New York, New York 10022, serves as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Advisory Agreement”). In its capacity as Adviser, CoinShares Valkyrie manages the Fund’s investments subject to the supervision of the Board. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Adviser continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Adviser provides investment and operational oversight of the Sub-Adviser.

Investment Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, serves as the Fund’s investment sub-adviser pursuant to an investment sub-advisory agreement (the “Investment Sub-Advisory Agreement”). In this capacity, Vident is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is entitled to a fee paid by the Adviser. The Fund does not directly compensate the Sub-Adviser. As of December 31, 2024, the Sub-Adviser had approximately $12 billion in assets under management.

Portfolio Managers

Bill Cannon, ETF Portfolio Manager at CoinShares Valkyrie.

Prior to joining CoinShares Valkyrie, Bill was a Managing Director at Guggenheim Partners Investment Management, where he was member of the insurance portfolio management division responsible for $80 billion of assets under management. Before that, Mr. Cannon worked at the Chicago Mercantile Exchange and the Chicago Board Options Exchange as a derivatives broker for equity index and interest rate futures and options. Mr. Cannon earned a BA in Chemistry from the University of Vermont and an MBA from the Quinlan School of Business at Loyola University Chicago.

Austin Wen, CFA, Senior Portfolio Manager of Vident.

Mr. Wen has over a decade of investment experience. At Vident, Mr. Wen specializes in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was a financial analyst for Vident Financial, focusing on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Devin Ryder, CFA, Senior Portfolio Manager of Vident.

Ms. Ryder is a member of the Portfolio Management team at Vident with over five years of industry experience. Prior to joining Vident, Ms. Ryder was a Senior Software Engineer at Bloomberg, where she designed and built systems to connect ETF market participants and facilitate ETF primary market transactions. Before that, she was a Portfolio Manager at ETF Managers Group, where she specialized in domestic and international equity thematic strategies. Ms. Ryder holds a Bachelor of Science in Mathematics of Finance and Risk Management from the University of Michigan and holds the Chartered Financial Analyst designation.

For additional information concerning CoinShares Valkyrie, including a description of the services provided to the Fund, please see the Fund’s statement of additional information. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the statement of additional information.

Management Fee

Pursuant to the Investment Management Agreement between CoinShares Valkyrie and the Trust, on behalf of the Fund, CoinShares Valkyrie oversees Vident’s management of the Fund’s assets and pays Vident for its services as Sub-Adviser. CoinShares Valkyrie is paid an annual management fee of 0.95% of the Fund’s average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, legal expenses, acquired fund fees and expenses, if any, brokerage commission and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Pursuant to an agreement with the Fund, CoinShares Valkyrie has voluntarily agreed to waive its management fee for the Fund on assets under management up to $1 billion through September 30, 2026. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

CoinShares Valkyrie and its affiliates are also expected to receive certain “fall-out benefits” in connection with the implementation of the Fund’s investment strategy. It is anticipated that a substantial portion of the Altcoin ETPs held by the Fund will be affiliated with CoinShares Valkyrie. As such, CoinShares Valkyrie and its affiliates will directly and indirectly benefit from such investments in the form of additional sales charges, management fees, trading profits and staking revenue from proprietary positions in the underlying and reference digital assets.

Pursuant to the Sub-Advisory Agreement, Vident receives an annual fee based on the average daily net assets of the Fund. The Adviser is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Fund does not directly pay the Sub-Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement on behalf of the Fund will be available in the Fund’s N-CSR to shareholders for the period ended September 30, 2025.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at net asset value per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than net asset value, an investor may pay more than net asset value when purchasing Shares and receive less than net asset value when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at net asset value per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily net asset value. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares, an amount representing on a per Share basis the sum of the current market price of the securities held by the Fund, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the net asset value per Share of the Fund because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to net asset value.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Certain U.S. Federal Income Tax Considerations

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●       Your Fund makes distributions,

●       You sell your Shares listed on the Exchange, and

●       You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax adviser about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the statement of additional information for more information.

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

Net Asset Value

The Fund’s net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the 1940 Act.

The Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. The Board of Trustees will oversee the Adviser’s fair value determinations and its performance as valuation designee. Certain securities in which the Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. As explained below, any fair value determination will be made in accordance with CoinShares Valkyrie’s “Valuation Procedures.” Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

The Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any securities, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by CoinShares Valkyrie (subject to the supervision of the Board) at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by CoinShares Valkyrie and approved by, and subject to the oversight of, the Board and in accordance with the provisions of the 1940 Act. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by CoinShares Valkyrie as Valuation Designee pursuant to Rule 2a-5. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing the Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its net asset value. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

For more information about how the Fund’s net asset value is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

U.S. Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The Fund is new and has no reportable performance history as of the date of this prospectus. Financial information therefore is not available.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in net asset value, as well as the relative supply of and demand for Shares on the Exchange. CoinShares Valkyrie cannot predict whether the Shares will trade below, at or above their net asset value. The approximate value of the Shares, which is an amount representing on a per Share basis the sum of the current market price of the securities held by the Fund, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the net asset value per Share of the Fund because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The Fund is not involved with, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at https://coinshares.com/us/etf/dime/.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain SEC rules, including Rule 12d1-4. Rule 12d1-4 allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1), the registered investment company must enter into an agreement with the Trust and comply with certain terms and conditions set forth in Rule 12d1-4.

Other Information

CoinShares Capital Markets (Jersey) Limited, or its affiliates, may purchase shares of the Fund through a broker-dealer or other investors, including in secondary market transactions, and because CoinShares Capital Markets (Jersey) Limited or its affiliates may be deemed affiliates of the Fund, the shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such shares.

CoinShares Altcoins ETF

For more detailed information on the Fund, several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent Statement of Additional Information, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at 1-800-617-0004, on the Fund’s website at https://coinshares.com/us/etf/ or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Statement of Additional Information and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the Securities and Exchange Commission (the “SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending an electronic request to publicinfo@sec.gov.

Valkyrie Funds LLC (d/b/a CoinShares Valkyrie)
437 Madison Avenue, 28th Floor
New York, New York 10022
1-800-617-0004	SEC File #: 333-258722
811-23725

Statement of Additional Information

VALKYRIE ETF TRUST II
Investment Company Act File No. 811-23725

	Ticker Symbol	Exchange

CoinShares Altcoins ETF	DIME	Nasdaq

Dated October 3, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated October 3, 2025, as it may be revised from time to time (the “Prospectus”), for the CoinShares Altcoins ETF (the “Fund”), a series of the Valkyrie ETF Trust II (the “Trust”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203, or by calling toll free at (303) 623-2577.

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General Description of the Trust and the Fund

The Trust is a Delaware statutory trust organized on December 11, 2020. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of four separate series, representing separate portfolios of investments. This SAI relates solely to the Fund, which is non-diversified.

The Fund is advised by Valkyrie Funds LLC (d/b/a CoinShares Valkyrie) (“CoinShares Valkyrie” or the “Adviser”). Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

The shares of the Fund (“Shares”) list and principally trade on the Nasdaq Stock Market LLC (the “Exchange”). The Shares will trade on the Exchange at market prices that may be below, at or above net asset value (“NAV”). ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, the Fund offers, issues and redeems Shares at NAV only in aggregations of a specified number of Shares (each a “Creation Unit”). Financial entities known as “authorized participants” or “APs” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund Shares directly with the Fund in Creation Units in exchange for the securities comprising the Fund and/or cash, or some combination thereof. An authorized participant that purchases a Creation Unit of Fund Shares deposits with the Fund a “basket” of securities and other assets identified by the Fund that day, and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of Fund Shares for a basket of securities and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of Securities and Exchange Commission (“SEC”) rules and regulations applicable to management investment companies offering redeemable securities.

The Fund is a separate series of the Trust, and each Share represents an equal proportionate interest in the Fund. All consideration received by the Trust for Shares and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto. The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Exchange Listing and Trading

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares; (2) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund no longer complies with certain listing exchange rules; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

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The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)	The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any industry or group of identified industries except that the Fund will have economic exposure that is concentrated in one or more of the Component Altcoins (as defined below).

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing its assets primarily in investment vehicles that offer exposure to digital assets available on public markets that are alternatives to bitcoin and ether (“Altcoins”). The term Altcoins is exclusive of “Stablecoins,” which are digital assets designed to have a stable value over time as compared to typically volatile digital assets and are typically marketed as being pegged to a fiat currency, such as the U.S. dollar. Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in the securities of investment vehicles that offer exposure to the Altcoins that comprise the CoinShares-Compass Crypto Altcoin Index (the “Index”).

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The Index is a diversified digital asset index which seeks to track the performance of a basket of Altcoins that are the native tokens of Layer 1 Digital Asset Protocols. “Layer 1 Digital Asset Protocols” refer to main blockchain networks, such as Solana, which encompass the core functionalities of a blockchain network, including consensus mechanisms, transaction validation and data storage. This is in contrast with “Layer 2 Digital Asset Protocols,” which operate on top of a Layer 1 Digital Asset Protocol to enhance scalability, speed, or functionality, but rely on the underlying Layer 1 network for security and final settlement. The Index is comprised of an equally weighted combination of the most representative and liquid Altcoins satisfying the Index’s eligibility requirements (the “Component Altcoins”). In order to obtain exposure to the Component Altcoins, the Fund will invest in the securities of: (i) exchange-traded products, exchange-traded notes (“ETNs”) or (ii) other exchange-traded pooled investment vehicles that are listed on registered U.S., Canadian, E.U., and U.K. securities exchanges that hold or are backed by such digital assets, are offered on a continuous basis, and are not registered nor required to be registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) (collectively, “Altcoin ETPs”). The Fund expects under normal circumstances it will invest in Altcoin ETPs that will provide equally-weighted exposure to the Component Altcoins selected for inclusion in the Fund’s portfolio. However, the Fund will not invest directly in the Component Altcoins. In addition, because the Index is comprised of the Component Altcoins and the Fund will only invest in Altcoin ETPs under normal circumstances, the Fund cannot directly track the Index, and the Fund’s performance will be different than that of the Index.

Types of Investments

Exchange-Traded Products (“ETPs”). ETPs include exchange traded funds (“ETFs”) registered under the 1940 Act; and exchange traded notes (“ETNs”). The Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, in which case the “spread” (the difference between bid price and ask price) may be higher. ETNs are debt obligations which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Altcoin ETPs: Altcoin ETPs are (i) exchange-traded pooled investment vehicles that invest directly in a digital asset which are not registered as investment companies under the 1940 Act and thus do not provide the protection of that Act (“spot” Exchange-Traded Products), and (ii) exchange-traded pooled investment vehicles that only invest indirectly in a digital asset and seek to track the price movement of the digital asset or a digital asset index which may be registered as investment companies under the 1940 Act. These products are long-only and passively managed with a mandate to track the price movement of the digital asset or a digital asset index. The spot Altcoin ETPs seek to reflect the performance of the value of the underlying digital asset as represented by an index (e.g., with respect to Solana, the CME CF Solana Reference Rate - New York Variant). In seeking to achieve their investment objectives, the spot Altcoin ETPs will hold digital assets and will value their shares daily based on the value of the underlying digital asset as reflected by such index, which is an independently calculated value based on an aggregation of executed trade flow of major digital asset spot exchanges. The Altcoin ETPs which invest indirectly in digital assets seek to track the performance of the underlying digital asset through investment in derivatives that reference the performance of a fund or index tied to the underlying digital asset.

Altcoin ETNs: The Fund’s investments in cryptocurrency-linked instruments may include investments in ETPs such as ETFs and ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

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Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the certain officers of the Trust to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the designated officers of the Trust will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the designated officers of the Trust must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Non-U.S. Securities. The Fund may have exposure to non-U.S. securities. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Foreign securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of non-U.S. issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.

Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.

Securities Lending. The Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity, in connection with collateral received by the Fund in its securities lending activities, or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes.

Investment Risks

Overview

An investment in the Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Borrowing and Leverage Risk

When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

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Cyber Security Risk

As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Debt Securities Risk

Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Exchange-Traded Products Risk

The Fund is subject to the risks as those associated with the direct ownership of the investments held or represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares) for a number of reasons. For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be exacerbated in less liquid markets. The value of an ETP may also differ from the valuation of its reference market due to changes in the issuer’s credit rating.

Exchange-Traded Notes Risk.

The Fund’s investments in cryptocurrency-linked instruments may include investments in ETPs such as ETFs and ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Legal and Litigation Risk

In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Securities and issuers that the Fund may invest in are exposed to these risks, which could have a negative impact on a security’s value. It may be difficult for the Fund to obtain or enforce judgments against parties located outside of the United States. It may be difficult or impossible to obtain or enforce remedies against non-U.S. governments, their agencies, quasi-sovereign entities, other non-U.S. issuers or counterparties.

Listing Standards Risk

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

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Market Events Risk

Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and non-U.S. capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests and negatively impact the Fund’s investment return.

Additional Market Disruption Risk.

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the world, which may negatively impact such countries and the securities in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the world, including in the United States and Europe.

Further, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity.

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The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund.

Non-U.S. Securities Risk

The Fund’s non-U.S. investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Non-U.S. investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or non-U.S. deposits (in which an underlying fund could lose its entire investments in a certain market) and the possible adoption of non-U.S. governmental restrictions such as exchange controls. Unless the Fund has hedged its non-U.S. securities risk, non-U.S. securities risk also involves the risk of negative non-U.S. currency rate fluctuations, which may cause the value of securities denominated in such non-U.S. currency (or other instruments through which an underlying fund has exposure to non-U.S. currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined below) is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) (“Interested Trustee”) and three of whom are Trustees who are not officers or employees of CoinShares Valkyrie or any of its affiliates (each an “Independent Trustee” and collectively the “Independent Trustees”). The Trustees serve for indefinite terms until their resignation, death or removal. The Trust has not established a lead Independent Trustee position. The Trustees set broad policies for the Fund, choose the Trust’s officers and hired the Fund’s investment adviser. Nick Bonos is deemed an Interested Trustee of the Trust due to his positions as Chief Executive Officer and President of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the CoinShares Valkyrie Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Interested Trustee
Nick Bonos c/o Valkyrie Funds LLC 437 Madison Avenue, 28th Floor, New York, New York 10022 YOB: 1963	President and Chief Executive Officer	Indefinite term Since inception	Head of Fund Operations - US, CoinShares Co. (2024-present); Head of Fund Operations, Valkyrie Investments (2021-2024); Independent Consultant (2020-2021)	4	None
Independent Trustees
Keith Fletcher c/o Valkyrie Funds LLC 437 Madison Avenue, 28th Floor, New York, New York 10022 YOB: 1958	Trustee	Indefinite term Since inception	Principal and Chief Executive Officer, JAHFT Solutions LLC (2017-Present); Partner, Neos Investments (2023-Present)	4	Tortoise Capital Series Trust (2024-Present); Uncommon Portfolio Design Core Equity ETF (2020-2022)
Steve Lehman c/o Valkyrie Funds LLC 437 Madison Avenue, 28th Floor, New York, New York 10022 YOB: 1952	Trustee	Indefinite term Since inception	Executive Chairman, Vymedic Biotech (2019-Present) & CoFoundersLab (2018-Present)	4	None
Mark Osterheld c/o Valkyrie Funds LLC 437 Madison Avenue, 28th Floor, New York, New York 10022 YOB: 1955	Trustee	Indefinite term Since inception	Adjunct Lecturer, Bentley University (2016-2022); Adjunct Lecturer, Clarkson University (2022-2023)	4	Steward Funds (2024-Present); Crossmark ETF Trust (2025-Present)

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Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the CoinShares Valkyrie Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Officers of the Trust
John Canning c/o Chenery Compliance Group Devon Square II, 744 W Lancaster, Suite 104 Wayne, Pennsylvania 19087 YOB: 1970	Chief Compliance Officer	Indefinite term (since August 2022)	Director of Chenery Compliance Group, LLC (March 2021-Present); Senior Consultant of Foreside (August 2020-March 2021); Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management (May 2019-July 2020)	N/A	N/A
Ben Gaffey c/o Valkyrie Funds LLC 437 Madison Avenue, 28th Floor, New York, New York 10022 YOB: 1985	Treasurer, Chief Financial Officer and Chief Accounting Officer	Indefinite term Since inception	Controller - US Operations, CoinShares Co. (2024-Present); Controller, Valkyrie Investments Inc. (2021-2024); Assurance Senior Manager, Ernst & Young LLP (2016-2021)	N/A	N/A
Mark Egert c/o Valkyrie Funds LLC 437 Madison Avenue, 28th Floor, New York, New York 10022 YOB: 1962	Secretary	Indefinite term (Since September 2025)	Chief Compliance Officer, Valkyrie Funds LLC (September 2025-present); Chief Compliance Officer, Brevet Capital Management, LLC (December 2022 - September 2025); Chief Compliance Officer, Voyager Digital, LLC (Jan 2022 – Nov 2022); Managing Director and Chief Compliance Officer Yorkville Advisers Global, LP, (Mar 2021-Dec 2021); Managing Director, Regulatory Counsel Group (Oct 2020-Feb 2021)	N/A	N/A
(1)	Nick Bonos is deemed an “interested person” of the Trust due to his position as Head of Fund Operations of Valkyrie Funds LLC and Chief Executive Officer and President of the Trust.

Unitary Board Leadership Structure

It is anticipated that each Trustee will serve as a trustee of all funds in the CoinShares Valkyrie Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of the Fund and is anticipated to serve as a trustee for future Funds advised by CoinShares Valkyrie (each, a “CoinShares Valkyrie Fund” and collectively, the “CoinShares Valkyrie Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, CoinShares Valkyrie or any of its affiliates. Keith Fletcher, an Independent Trustee, serves as the Chair of the Board for each Fund in the CoinShares Valkyrie Fund Complex.

The same four persons serve as Trustees on the Board and are anticipated to serve on the Boards of all other CoinShares Valkyrie Funds. The unitary board structure was adopted for the CoinShares Valkyrie Funds because of the efficiencies it achieves with respect to the governance and oversight of the CoinShares Valkyrie Funds. Each CoinShares Valkyrie Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the CoinShares Valkyrie Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the CoinShares Valkyrie Funds, including among any such ETFs, the Board of Trustees believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all CoinShares Valkyrie Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund’s business.

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Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the CoinShares Valkyrie Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the CoinShares Valkyrie Fund Complex as a whole.

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of the Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Fletcher, Lehman and Osterheld are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to Andrew Hill, Secretary, at the Trust’s address, 437 Madison Avenue, 28th Floor, New York, New York 10022. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. The Nominating and Governance Committee met one time during the fiscal year ended September 30, 2024.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Fletcher, Lehman and Osterheld serve on the Audit Committee. The Audit Committee met two times during the fiscal year ended September 30, 2024.

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any Sub-Adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”), John Canning.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Fund’s and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund’s and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Fund’s major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

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Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees. Keith Fletcher is currently the Principal and CEO of JAHFT Solutions LLC, a role he has been in since 2017. Additionally, he served as the Principal and Chief Distribution Officer at RiskX Investments from 2012 to 2017, following his role of Chief Marketing Officer at Guggenheim Investments/Rydex SGI from 2008 to 2012. Other experiences include Managing Director, Lyster Watson (2007-2008), President and Chief Executive Officer, Fletcher Financial Group Inc. (2004-2007), and Chief Marketing Officer, Executive Vice President, Van Eck Global (1992-2004). Mr. Fletcher has served as a Trustee of the CoinShares Valkyrie Funds since 2021.

Steve Lehman is an executive chairman to Vymedic Biotech, a role he has been in since 2019. He also currently serves as the executive chairman of CoFoundersLab. In addition, Mr. Lehman has previously served as Chairman & CEO of both NASDAQ and New York Stock Exchange. Mr. Lehman has served as a Trustee of the CoinShares Valkyrie Funds since 2021. He currently serves as the chair of the Nominating Committee (since 2021) of the CoinShares Valkyrie Funds.

Mark Osterheld currently serves as the Chair of the Board of Trustees and chair of the Audit Committee (since 2021) of the CoinShares Valkyrie Funds. He served as an Adjunct Lecturer in Accountancy at Bentley University in Waltham, Massachusetts, and Clarkson University in Potsdam, New York. He has been a principal consultant for a consulting firm since 2013. In addition, Mr. Osterheld previously held various leadership roles at Fidelity Investments from 1992 to 2013, including Fund President and Treasurer of the Fidelity Strategic Advisers mutual funds and Vice President – Treasury Oversight. He is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants. Mr. Osterheld has served as a Trustee of the CoinShares Valkyrie Funds since 2021.

Interested Trustee. Nikolaos (Nick) Bonos is the Head of Fund Operations – US of CoinShares Co. Nick has been in the financial services industry for more than 32 years. He has worked in various senior operational roles for State Street, JP Morgan Chase, Rydex Investments, Security Benefit Corp., Guggenheim Investments, and MUFG Investor Services (US), LLC. Mr. Bonos has served as a Trustee of the CoinShares Valkyrie Funds since 2021.

For the 2025 calendar year, each Independent Trustee is paid a fixed annual retainer of $25,000. The fixed annual retainer is allocated equally among each Fund in the CoinShares Valkyrie Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Fund and the aggregate compensation paid to them for services to the CoinShares Valkyrie Fund Complex, for the fiscal year ended September 30, 2024. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by CoinShares Valkyrie.

Name of Trustee	Estimated Compensation from The Fund	Total Compensation from the CoinShares Valkyrie Fund Complex
Keith Fletcher	$6,250	$18,750
Steven Lehman	$6,250	$18,750
Mark Osterheld	$6,250	$18,750

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Interested and Independent Trustees

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the CoinShares Valkyrie Fund Complex as of December 31, 2024:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the CoinShares Valkyrie Fund Complex
Interested Trustee
Nick Bonos	None	$1-$10,000
Independent Trustees
Keith Fletcher	None	None
Steven Lehman	None	None
Mark Osterheld	None	None

As of October 3, 2025, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of October 3, 2025, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

Investment Adviser and Other Service Providers

Investment Adviser. Valkyrie Funds LLC (d/b/a CoinShares Valkyrie), 437 Madison Avenue, 28th Floor, New York, New York 10022, serves as the investment adviser to the Fund. CoinShares Valkyrie is a Tennessee limited liability company and a wholly-owned subsidiary of CoinShares Co. CoinShares Valkyrie discharges its responsibilities subject to the policies of the Board of Trustees. CoinShares Valkyrie also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement between CoinShares Valkyrie and the Trust, on behalf of the Fund (the “Investment Management Agreement”), CoinShares Valkyrie oversees the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay CoinShares Valkyrie an annual management fee equal to a percentage of its daily net assets, as detailed in the below table.

Management Fee
Fund	Fee
CoinShares Altcoins ETF	0.95%

Pursuant to an agreement with the Fund, CoinShares Valkyrie has voluntarily agreed to waive its management fee for the Fund on assets under management up to $1 billion through September 30, 2026. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees on behalf of the Fund.

CoinShares Valkyrie and its affiliates are also expected to receive certain “fall-out benefits” in connection with the implementation of the Fund’s investment strategy. It is anticipated that a substantial portion of the Altcoin ETPs held by the Fund will be affiliated with CoinShares Valkyrie. As such, CoinShares Valkyrie and its affiliates will directly and indirectly benefit from such investments in the form of additional sales charges, management fees, trading profits and staking revenue from proprietary positions in the underlying and reference digital assets.

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Under the Investment Management Agreement, CoinShares Valkyrie shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of CoinShares Valkyrie in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two-year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to CoinShares Valkyrie, or by CoinShares Valkyrie on 60 days’ written notice to the Fund.

Investment Sub-Adviser. CoinShares Valkyrie has retained Vident Advisory, LLC (d/b/a Vident Asset Management), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to act as sub-adviser to the Fund pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). Vident was formed in 2016 and provides sub-advisory services to multiple ETFs. Vident is owned by Vident Capital Holdings, LLC which is controlled by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford.

Pursuant to the Sub-Advisory Agreement, CoinShares Valkyrie has agreed to pay for the services provided by Vident through sub-advisory fees, which fee is calculated daily and paid monthly, equal to 0.050% on the first $250 million in assets; 0.045% on the next $250 million in assets; and 0.040% on all assets over $500 million, with a minimum fee of $30,000. CoinShares Valkyrie is responsible for paying the entire amount of Vident’s fee for the Fund.

Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day management of the Fund. There are currently three portfolio managers, as follows:

Bill Cannon, ETF Portfolio Manager at CoinShares Valkyrie. Prior to joining CoinShares Valkyrie, Bill was a Managing Director at Guggenheim Partners Investment Management, where he was member of the insurance portfolio management division responsible for $80 billion of assets under management. Before that, Mr. Cannon worked at the Chicago Mercantile Exchange and the Chicago Board Options Exchange as a derivatives broker for equity index and interest rate futures and options. Mr. Cannon earned a BA in Chemistry from the University of Vermont and an MBA from the Quinlan School of Business at Loyola University Chicago.

Austin Wen, CFA, Senior Portfolio Manager of Vident. Mr. Wen has over a decade of investment experience. At Vident, Mr. Wen specializes in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was a financial analyst for Vident Financial, focusing on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Devin Ryder, CFA, Senior Portfolio Manager of Vident. Ms. Ryder is a member of the Portfolio Management team at Vident with over five years of industry experience. Prior to joining Vident, Ms. Ryder was a Senior Software Engineer at Bloomberg, where she designed and built systems to connect ETF market participants and facilitate ETF primary market transactions. Before that, she was a Portfolio Manager at ETF Managers Group, where she specialized in domestic and international equity thematic strategies. Ms. Ryder holds a Bachelor of Science in Mathematics of Finance and Risk Management from the University of Michigan and holds the Chartered Financial Analyst designation.

Compensation. Bill Cannon is compensated by CoinShares Valkyrie and receives a competitive salary. He may receive bonuses based on qualitative considerations, such as his contribution to the organization, and performance reviews in relation to job responsibilities. Messrs. Wen and Ryder are compensated by Vident. Each is paid a fixed salary and discretionary bonus that is not based on the performance of the Fund.

Ownership of Fund Securities. As of October 3, 2025, none of the portfolio managers owned any shares of the Fund.

Accounts Managed by the Portfolio Managers. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2025.

Portfolio Managers	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Bill Cannon	3 ($237 million)	0 ($0)	0 ($0)

Austin Wen	69 ($8,124 million)	21 ($4,634 million)	0 ($0)

Devin Ryder	6 ($1,231 million)	2 ($197 million)	0 ($0)

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Conflicts of Interest. The Sub-Adviser’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Sub-Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Sub-Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Fund Administration. The administrator, fund accountant and transfer agent for the Fund is U.S. Bancorp Fund Services, LLC (“USBFS”, “Administrator”, “Fund Accountant” or “Transfer Agent”), which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement. Pursuant to the fund administration servicing agreement with the Trust (“Administration Agreement”), USBFS provides all administrative services necessary for the Fund, other than those provided by CoinShares Valkyrie, subject to the supervision of the Board of Trustees. USBFS employees generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or CoinShares Valkyrie on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the USBFS’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBFS, USBFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund’s custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement. Pursuant to the fund accounting servicing agreement with the Trust (the “Fund Accounting Agreement”), USBFS provides the Fund with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and CoinShares Valkyrie.

For the administrative and fund accounting services rendered to the Fund by USBFS, USBFS is paid an annual fee based on the average net assets of the Fund, subject to a minimum annual fee. Pursuant to the Fund’s unitary management fee structure, CoinShares Valkyrie is responsible for paying for the services provided by USBFS, and the Fund does not directly pay USBFS.

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Transfer and Dividend Agent. USBFS acts as the Fund’s transfer and dividend agent. The Fund pays USBFS for its services as its transfer and dividend agent.

Custodian. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian (the “Custodian”) for the Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Fund (the “Custodian Agreement”), it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving the assets of the Fund.

Securities Lending Agent. The Fund may participate in securities lending arrangements whereby the Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Fund’s securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Fund’s securities lending program.

Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as distributor and principal underwriter of the Creation Units of the Fund. Its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.”

CoinShares Valkyrie may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. CoinShares Valkyrie’s available resources to make these payments include profits from advisory fees received from the Fund. The services CoinShares Valkyrie may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Since the inception of the Fund, there has been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for the Fund for that period.

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Fund does not currently pay, and the Fund has no current intention to pay, 12b-1 fees.

However, in the event 12b-1 fees are charged in the future, under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Aggregations. Shares of the Fund in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Units of the Fund’s shares. Participating Parties (as defined in “Procedures for Creation of Creation Units” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

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Brokerage Allocations

The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of CoinShares Valkyrie, the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to CoinShares Valkyrie, the Sub-Adviser and their clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Sub-Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” CoinShares Valkyrie has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Sub-Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Trust. In addition, the Sub-Adviser must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to CoinShares Valkyrie under the Investment Management Agreement would not be reduced as a result of receipt by CoinShares Valkyrie of research services.

The Sub-Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the Exchange is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at https://coinshares.com/us/etf/dime/. The Trust, CoinShares Valkyrie, Vident and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule. The Trust is required to disclose on a quarterly basis the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Fund’s Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling 1-800-617-0004 or by writing to Valkyrie ETF Trust II, 437 Madison Avenue, 28th Floor, New York, New York 10022.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, CoinShares Valkyrie, Vident and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

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Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended September 30 will be available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.

The Fund invests exclusively in non-voting securities and as such, the Adviser does not have any policies or procedures concerning proxy voting.

Creation and Redemption of Creation Units

General. ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” that have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

Authorized Participants. An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day. A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition. Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Advisor may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

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Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by the Fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes early). However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual).

Delivery of Redemption Proceeds. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

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Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Acceptance of Creation Orders. The Fund will accept all orders for Creation Units that are in good order. Circumstances under which the Fund may not accept a creation order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (v) there exist circumstances outside the control of the Fund that make it impossible to process orders of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, CoinShares Valkyrie, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Acceptance of Redemption Orders. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Certain U.S. Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax adviser.

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The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

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Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts

The Fund’s transactions in futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

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Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

 23

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforward

Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The per Share NAV of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining NAV, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)       Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)       Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)       Fixed income securities will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities.

 24

The value of any portfolio security held by the Fund for which market quotations are not readily available will be determined by CoinShares Valkyrie in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities. Rule 2a-5 addresses a board’s valuation policies and the role of the board with respect to the fair value of a fund’s investments. It further provides requirements for determining fair value in good faith under the 1940 Act. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser’s fair value determinations and its performance as valuation designee.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund.

The Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm. The firm audits the Fund’s financial statements and performs other related audit services.

 25

Performance Information

To obtain the Fund’s most current performance information, please call 1-800-617-0004 or visit the Fund’s website at https://coinshares.com/us/etf/dime/. From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The Fund has not yet commenced investment operations; therefore, financial information is not available at this time.

 26

Valkyrie ETF Trust II

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	Agreement and Declaration of Trust of the Registrant (1)

(b)	By-Laws of the Registrant (2)

(c)	Not Applicable.

(d)	(1)	Investment Management Agreement between the Registrant and Valkyrie Funds LLC (2)

(2)	Investment Management Agreement between the Registrant and Valkyrie Funds LLC (3)

(3)	Investment Sub-Advisory Agreement between the Registrant, on behalf of Valkyrie Funds LLC and Vident Advisory, LLC (d/b/a Vident Asset Management). (4)

(4)	Schedule A to the Investment Management Agreement between the Registrant and Valkyrie Funds LLC. (6)

(5)	Investment Sub-Advisory Agreement between the Registrant, on behalf of Valkyrie Funds LLC and Vident Advisory, LLC (d/b/a Vident Asset Management) (5)

(e)	(1)	Form of Distribution Agreement between the Registrant, Valkyrie Funds LLC and ALPS Distributors, Inc. (2)

(2)	Amended Exhibit A to the Distribution Agreement (6)

(f)	Not Applicable.

(g)	(1)	Form of Custodian Agreement between the Registrant and U.S. Bank National Association (1)

(2)	Amended Exhibit A to Custodian Agreement (6)

(h)	(1)	Form of Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(2)	Revised Exhibit A to the Fund Accounting Servicing Agreement (6)

(3)	Form of Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(4)	Revised Exhibit A to the Fund Administration Servicing Agreement (6)

(5)	Form of Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(6)	Revised Exhibit A to the Transfer Agent Servicing Agreement (6)

(7)	Form of Authorized Participant Agreement. (2)

(8)	Form of Subscription Agreement. (1)

(i)	Opinion of Legal Counsel. (6)

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	(1)	Code of Ethics of the Registrant (2)

(2)	Code of Ethics of Valkyrie Funds LLC (2)

(3)	Code of Ethics for Vident Asset Management (4)

(q)	Powers of Attorney (1)

(1)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on October 13, 2021.

(2)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on October 15, 2021.

(3)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on December 7, 2021.

(4)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on January 29, 2024.

(5)	Previously filed with the Registrant’s Registration Statement on Form N-1A (File No. 333-258722) filed on February 21, 2024

(6)	Filed herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant's Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Valkyrie Funds LLC (“Valkyrie”), the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Valkyrie is incorporated by reference to the Form ADV filed by Valkyrie with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-122506).

Certain information pertaining to the business and other connections of Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident”), the investment sub-adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Vident is incorporated by reference to the Form ADV filed by Vident with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-114538).

Item 32.	Principal Underwriter

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, Alternative Credit Income Fund, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Graniteshares ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Popular High Grade Fixed-Income Fund, Inc., Popular Total Return Fund, Inc., Popular Income Plus Fund, Inc., PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Puerto Rico Residents Tax Free Bond Fund I, Inc., Puerto Rico Residents Tax Free Funds, Inc., Puerto Rico Residents Tax Free Funds II, Inc., Puerto Rico Residents Tax Free Funds III, Inc., Puerto Rico Residents Tax Free Funds IV, Inc., Puerto Rico Residents Tax Free Funds V, Inc., Puerto Rico Residents Tax Free Funds VI, Inc. Reaves Utility Income Fund, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund***

Stephen Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph T. Frank **	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

*** None of the directors or executive officers of ALPS Distributors, Inc. are employed by the Fund.

(c) Not Applicable

Item 33.	Location of Accounts and Records

Valkyrie Funds LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, and State of New York, on October 3, 2025.

Valkyrie ETF Trust II

By:	/s/ Nick Bonos
Nick Bonos
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Nick Bonos	Chief Executive Officer President and Trustee	October 3, 2025
Nick Bonos

/s/ Ben Gaffey	Chief Financial Officer and Chief Accounting Officer	October 3, 2025
Ben Gaffey
Keith Fletcher*	) Trustee)
	)	By: /s/ Nick Bonos
Steven Lehman*	) Trustee)	Nick Bonos Attorney-In-Fact
	)	October 3, 2025
Mark Osterheld*	) Trustee)
)

* An original power of attorney authorizing Nick Bonos to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, and previously filed as an exhibit.

Index to Exhibits

(d)(4)	Schedule A to the Investment Management Agreement between the Registrant and Valkyrie Funds LLC
(e)(2)	Amended Exhibit A to the Distribution Agreement
(g)(2)	Amended Exhibit A to Custodian Agreement
(h)(2)	Revised Exhibit A to the Fund Accounting Servicing Agreement
(h)(4)	Revised Exhibit A to the Fund Administration Servicing Agreement
(h)(6)	Revised Exhibit A to the Transfer Agent Servicing Agreement
(i)	Opinion of Legal Counsel